UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07123

BNY Mellon Advantage Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/23

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Dynamic Total Return Fund

BNY Mellon Global Dynamic Bond Income Fund

BNY Mellon Global Real Return Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Dynamic Total Return Fund

ANNUAL REPORT October 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by portfolio managers James Stavena, Torrey Zaches and Dimitri Curtil of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, the BNY Mellon Dynamic Total Return Fund (the “fund”) produced a total return of 4.94% for Class A shares, 4.20% for Class C shares, 5.26% for Class I shares and 5.20% for Class Y shares.1 In comparison, the FTSE Three-Month U.S. Treasury Bill Index, the MSCI World Index and FTSE World Government Bond Index and a “Hybrid Index” (comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index) returned 4.94%, 10.48%, .45% and 6.47%, respectively.2,3,4,5

The fund delivered a positive total return over the reporting period, with the Class I and Class Y shares outperforming the FTSE Three-Month U.S. Treasury Bill Index but underperforming the Hybrid Index. Performance benefited primarily from exposure to stocks and bonds and slightly from exposure to commodities, while exposure to currencies detracted.

The Fund’s Investment Approach

The fund seeks total return. To pursue its goal, the fund normally invests in instruments that provide investment exposure to global equity, bond, currency and commodity markets, and in fixed-income securities. The fund may invest in instruments that provide economic exposure to developed- and, to a limited extent, emerging-markets issuers.

The fund will seek to achieve investment exposure primarily through long and short positions in futures, options, forward contracts, swap agreements or exchange-traded funds (ETFs), and normally will use economic leverage as part of its investment strategy. The fund also may invest in fixed-income securities, such as bonds, notes (including structured notes) and money market instruments, including foreign government obligations and securities of supranational entities, to provide exposure to bond markets and for liquidity and income, as well as hold cash.

The fund’s sub-adviser, Newton Investment Management North America, LLC, applies a systematic investment approach designed to identify and exploit relative misvaluations across and within global capital markets. The sub-adviser updates, monitors and follows buy or sell recommendations using proprietary investment models. Among equity markets, the fund’s sub-adviser employs a bottom-up valuation approach using its proprietary models to derive market-level expected returns. For bond markets, the fund’s sub-adviser uses proprietary models to identify temporary mispricing among global bond markets. For currency markets, the fund’s sub-adviser evaluates currencies on a relative valuation basis and overweights exposure to currencies that are undervalued. For commodities, the fund’s sub-adviser seeks to identify opportunities in commodity markets by measuring and evaluating inventory and term structure, hedging and speculative activity, as well as momentum.

2

Markets Benefit as Inflation Eases

U.S. inflation—as measured by the U.S. Consumer Price Index (CPI)—continued to fall throughout the reporting period and reached a low of 3% in June 2023. Most recently, our forecasts indicate that the probability of headline CPI greater than 4% has fallen below 20%. In addition, our 12-month-point forecast for CPI is in line with that of consensus, which is 2.9%.

Equity markets reacted positively to lower inflation, but The Federal Reserve (the “Fed”) Chair Jerome Powell has noted that “there is still work to be done” to reduce inflation to the Fed’s average target of 2%. Consequently, the policy rate cuts anticipated in 2023 have been pushed out further into 2024, highlighting that policy rates will likely be “higher for longer.”

For the 12-month reporting period, risky assets outperformed cash over the period. The MSCI World Index returned 10.48%, while the FTSE Three-Month U.S. Treasury Bill Index returned 4.94%. The FTSE World Government Bond Index returned ..45%, and the Bloomberg Commodity Index returned −2.97%.

Exposure to Equities and Bonds Benefited Performance

Exposures in the fund offer investors access to a broad investment universe (global equities, global fixed income, currencies, commodities and volatility) with dynamic, active long/short exposures.

Over the reporting period, the equity, bond and commodities exposures contributed positively to performance. The fund benefited from an underweight equity exposure, which averaged around 21% over the period and added approximately 2.1% points to performance. The fund also gained from exposure to government bonds, including short positions in Canadian and European bonds. The bond positions added approximately 1.3% points to performance. Commodity exposure added a more modest contribution, with 0.1% added to performance.

On the other hand, currency exposures detracted approximately 1.5 percentage points from total return. Short exposure to the euro and long exposure to the Japanese yen were the main drivers of this underperformance.

Positioned for Low Growth and for Alpha

Newton’s Multi-Asset Solutions team sees the current environment as a new market regime, one that may usher in significantly lower market returns from traditional equities and bonds. Our models indicate positive correlations across stocks and bonds, which are likely to linger, and continue to estimate a low equity premium (1.5%). The fund takes advantage of non-traditional sources of diversification such as long and short positions. Therefore, the fund is now taking more risk in relative value strategies that are long and short rather than net long positions in traditional equities and bonds.

As we close in on year-end, and with inflation remaining well above the Fed’s target of 2%, the team anticipates a “higher for longer” period of interest rates. This is also exemplified in the Federal Open Market Committee’s most recent Summary of Economic Projections, which forecasts interest rates remaining at its high levels until at least 2024 and inflation remaining above 2% until 2026. In line with our cautious view of equities, these

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

“higher-for-longer” rates can feed into the increased cost of capital, erode profit margins and result in lower earnings.

Our current forecast for earnings growth for the Standard and Poor’s 500® Index6 over the next 12 months is around 3%, but with a one-in-three chance of a contraction. Given relatively flat year-over-year earnings, we anticipate guidance to be walked down in the coming months and consensus estimates to be revised lower.

In Europe, inflation peaked at 7% in April 2023 and decreased to a low of 2.9% in October. Though inflation continued to recede, there are lingering concerns around its stickiness. In an effort to lower inflation levels, The European Central Bank left rates on hold at 4% in October in the hopes that they have done enough to lower economic activity and thereby inflation. Japan experienced similar reductions in inflation rates, with the most significant change occurring between January 2023’s rate of 4.3% and February’s rate of 3.3%. The Bank of Japan also recently revised its yield curve control rate to a “more flexible” reference rate of 1% on 10-year Japan government bond yields.

At the end of the reporting period, the fund’s allocations were 9.8% to stocks, 14.2% to bonds and 12.1% to commodities. Within equities, the United States is the largest long allocation, followed by Spain and Italy. The fund added an allocation to a volatility swap during the reporting period. This alpha strategy seeks to harvest the equity volatility premium, exploiting the tendency for realized volatility to be lower than forecast volatility. This alpha stream has a low correlation to equities and bonds.

Within bonds and defensive assets, Japanese government bonds are the largest weight in the portfolio, followed closely by U.S. Treasury bonds. The largest short position is in UK gilts, followed by Canadian government bonds. There is currently no exposure to high yield bonds.

The fund continues to hold exposure to real assets, given the persistently high inflationary environment. Within currencies, the U.S. dollar is the largest long position, while the euro and emerging-markets currencies are the largest short positions.

We believe the fund will continue to play an important role in investor portfolios as a core allocation that is flexible, diverse and able to access additional liquid strategies and asset classes. As both equities and bonds continue to experience challenges, we believe the fund’s expanded toolkit will continue to help navigate what we believe may be a new regime.

November 15, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser pursuant to an agreement in effect through March 1, 2024, at which time it may be extended, terminated, or modified.

The fund’s investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, for so long as the fund invests in the subsidiary, to waive the management fee it receives from the fund in the amount equal to the management fee paid to BNY Mellon Investment Adviser, Inc., by the subsidiary.

2  Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

4

3  Source: Lipper Inc. — The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

4  Source: Lipper Inc. — The FTSE World Government Bond Index (the “WGB Index”) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign, fixed-income market. Investors cannot invest directly in any index.

5  Source: FactSet —The Hybrid Index is an unmanaged hybrid index composed of 60% MSCI World Index and 40% WGB Index. Investors cannot invest directly in any index.

6 Source: Lipper Inc. — The Standard & Poor’s 500 (S&P 500) Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging-markets countries than with more economically and politically established foreign countries.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-markets countries.

Commodities contain heightened risk including market, political, regulatory and natural conditions, and may not be appropriate for all investors. Derivatives and commodity-linked derivatives involve risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

High yield bonds involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

Short sales involve selling a security the portfolio does not own in anticipation that the security’s price will decline. Short sales may involve risk and leverage and expose the portfolio to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $10,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index, FTSE World Government Bond Index (the "WGB Index") and an index comprised of 60% MSCI World Index and 40% the WGB Index (the “Hybrid Index”).

† Source: FactSet

†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Dynamic Total Return Fund on 10/31/13 to a hypothetical investment of $10,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index, the WGB Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The MSCI World Index is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The WGB Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Dynamic Total Return Fund with a hypothetical investment of $1,000,000 in the MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index, FTSE World Government Bond Index (the "WGB Index") and an index comprised of 60% MSCI World Index and 40% the WGB Index (the “Hybrid Index”).

† Source: FactSet

†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Dynamic Total Return Fund on 10/31/13 to a hypothetical investment of $1,000,000 made on that date in each of the following: MSCI World Index, FTSE Three-Month U.S. Treasury Bill Index, the WGB Index and the Hybrid Index. Returns assume all dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The MSCI World Index is a free float‐adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The FTSE Three-Month U.S. Treasury Bill Index consists of the last three-month Treasury bill month-end rates. The FTSE Three-Month U.S. Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. The WGB Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds. The WGB Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGB Index provides a broad benchmark for the global sovereign fixed income market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 10/31/2023

	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	-1.13%	1.85%	2.09%
without sales charge	4.94%	3.07%	2.69%
Class C shares
with applicable redemption charge †	3.20%	2.29%	1.93%
without redemption	4.20%	2.29%	1.93%
Class I shares	5.26%	3.32%	2.96%
Class Y shares	5.20%	3.33%	2.97%
MSCI World Index	10.48%	8.27%	7.53%
FTSE Three-Month U.S. Treasury Bill Index	4.94%	1.80%	1.16%
FTSE World Government Bond Index	.45%	-2.57%	-1.40%
Hybrid Index	6.47%	4.13%	4.11%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Dynamic Total Return Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.99	$10.75	$5.79	$5.69
Ending value (after expenses)	$996.40	$992.90	$998.60	$997.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$7.07	$10.87	$5.85	$5.75
Ending value (after expenses)	$1,018.20	$1,014.42	$1,019.41	$1,019.51
†

Expenses are equal to the fund’s annualized expense ratio of 1.39% for Class A, 2.14% for Class C, 1.15% for Class I and 1.13% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2023

Description/Number of Contracts	Exercise Price	Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .2%
Call Options - .2%
Standard & Poor's 500 E-mini December Future, Contracts 50	4,450	12/15/2023	11,125,000		28,126
Standard & Poor's 500 E-mini 3rd Week January Future, Contracts 50	4,375	1/19/2024	10,937,500		166,875
Total Options Purchased (cost $324,670)			195,001
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 81.7%
U.S. Government Securities
U.S. Treasury Bills	5.46	2/29/2024	1,500,000	[a,b]	1,473,475
U.S. Treasury Bills	5.37	11/28/2023	8,367,000	[b]	8,333,835
U.S. Treasury Bills	5.55	4/18/2024	40,307,000	[b]	39,300,307
U.S. Treasury Bills	5.40	2/1/2024	37,033,400	[b]	36,530,384
Total Short-Term Investments (cost $85,640,503)			85,638,001
	1-Day Yield (%)		Shares
Investment Companies - 11.7%
Registered Investment Companies - 11.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,309,755)	5.40		12,309,755	[c]	12,309,755
Total Investments (cost $98,274,928)			93.6%	98,142,757
Cash and Receivables (Net)			6.4%	6,655,262
Net Assets			100.0%	104,798,019

a These securities are wholly-owned by the Subsidiary referenced in Note 1.

b Security is a discount security. Income is recognized through the accretion of discount.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	81.7
Investment Companies	11.7
Options Purchased	.2
93.6

† Based on net assets.

See notes to consolidated financial statements.

10

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 11.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 11.7%	21,984,479	146,378,863	(156,053,587)	12,309,755	862,955

† Includes reinvested dividends/distributions.

See notes to consolidated financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	356	12/15/2023	25,397,983[a]	24,444,745	(953,238)
Cocoa	18	3/13/2024	674,665[b]	692,460	17,795
Crude Oil	12	2/20/2024	965,036[b]	953,040	(11,996)
Crude Soybean Oil	94	3/14/2024	3,038,805[b]	2,845,944	(192,861)
DAX	8	12/15/2023	3,254,432[a]	3,144,885	(109,547)
E-mini Russell 2000	54	12/15/2023	5,054,636	4,504,680	(549,956)
FTSE/MIB Index	34	12/15/2023	5,020,622[a]	4,977,736	(42,886)
Gasoline	18	2/29/2024	1,754,567[b]	1,684,292	(70,275)
Hang Seng	26	11/29/2023	2,840,407[a]	2,848,113	7,706
IBEX 35 Index	58	11/17/2023	5,658,511[a]	5,540,159	(118,352)
Japanese 10 Year Mini Bond	256	12/12/2023	24,542,408[a]	24,307,122	(235,286)
Lean Hog	1	4/12/2024	32,774[b]	32,080	(694)
Live Cattle	1	4/30/2024	77,394[b]	74,670	(2,724)
Live Cattle	2	2/29/2024	153,559[b]	147,700	(5,859)
LME Primary Aluminum	4	11/15/2023	219,820[b]	224,865	5,045
LME Primary Aluminum	75	12/20/2023	4,289,510[b]	4,213,406	(76,104)
LME Primary Aluminum	1	1/17/2024	55,828[b]	56,260	432
LME Primary Nickel	2	11/15/2023	251,581[b]	215,112	(36,469)
LME Primary Nickel	2	12/20/2023	221,286[b]	216,180	(5,106)
LME Refined Pig Lead	5	3/20/2024	268,905[b]	261,344	(7,561)
LME Refined Pig Lead	4	11/15/2023	213,997[b]	207,525	(6,472)

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CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long (continued)
LME Refined Pig Lead	1	1/17/2024	53,378[b]	52,144	(1,234)
LME Refined Pig Lead	4	12/20/2023	205,412[b]	208,625	3,213
LME Zinc	2	3/20/2024	126,506[b]	121,775	(4,731)
LME Zinc	2	12/20/2023	118,331[b]	121,488	3,157
LME Zinc	3	11/15/2023	183,766[b]	181,725	(2,041)
NY Harbor ULSD	40	2/29/2024	4,861,548[b]	4,648,560	(212,988)
Platinum	29	1/29/2024	1,369,452[b]	1,370,105	653
Soybean Meal	119	3/14/2024	4,693,277[b]	4,840,920	147,643
Sugar No.11	85	2/29/2024	2,543,461[b]	2,578,968	35,507
U.S. Treasury 10 Year Notes	375	12/19/2023	39,869,201	39,814,455	(54,746)
Futures Short
ASX SPI 200	59	12/21/2023	6,503,240[a]	6,346,624	156,616
Brent Crude	4	2/29/2024	347,629[b]	333,640	13,989
CAC 40 10 Euro	2	11/17/2023	144,871[a]	145,954	(1,083)
Canadian 10 Year Bond	276	12/18/2023	23,087,595[a]	22,874,116	213,479
Chicago SRW Wheat	14	3/14/2024	422,450[b]	409,675	12,775
Coffee "C"	11	3/18/2024	615,636[b]	680,213	(64,577)
Copper	10	3/26/2024	920,160[b]	921,500	(1,340)
Corn No.2 Yellow	121	3/14/2024	3,026,667[b]	2,982,650	44,017
Cotton No.2	28	3/6/2024	1,190,975[b]	1,169,140	21,835
DJ Euro Stoxx 50	8	12/15/2023	347,060[a]	344,517	2,543
Euro-Bond	182	12/7/2023	24,839,041[a]	24,840,146	(1,105)
FTSE 100	19	12/15/2023	1,695,701[a]	1,692,295	3,406
Gold 100 oz	1	2/27/2024	203,067[b]	201,460	1,607
Hard Red Winter Wheat	41	3/14/2024	1,394,481[b]	1,314,563	79,918
Lean Hog	8	2/14/2024	243,504[b]	239,600	3,904
LME Primary Aluminum	19	3/20/2024	1,072,731[b]	1,077,894	(5,163)
LME Primary Aluminum	4	11/15/2023	222,167[b]	224,865	(2,698)
LME Primary Aluminum	75	12/20/2023	4,104,800[b]	4,213,406	(108,606)
LME Primary Nickel	2	12/20/2023	251,766[b]	216,180	35,586
LME Primary Nickel	3	3/20/2024	335,367[b]	329,076	6,291
LME Primary Nickel	2	11/15/2023	230,826[b]	215,112	15,714
LME Refined Pig Lead	4	12/20/2023	214,488[b]	208,625	5,863
LME Refined Pig Lead	4	11/15/2023	212,362[b]	207,525	4,837
LME Zinc	3	11/15/2023	181,718[b]	181,725	(7)
LME Zinc	2	12/20/2023	125,744[b]	121,488	4,256
Long Gilt	119	12/27/2023	13,630,665[a]	13,474,527	156,138
Low Sulphur Gas oil	5	3/12/2024	410,769[b]	410,750	19
Natural Gas	63	2/27/2024	2,127,711[b]	2,184,840	(57,129)

12

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
NYMEX Palladium	10	3/26/2024	1,146,195[b]	1,131,600	14,595
S&P/Toronto Stock Exchange 60 Index	12	12/14/2023	2,026,046[a]	1,964,305	61,741
Silver	3	3/26/2024	354,250[b]	349,380	4,870
Soybean	54	3/14/2024	3,575,335[b]	3,576,825	(1,490)
Standard & Poor's 500 E-Mini	11	12/15/2023	2,294,586	2,316,738	(22,152)
Topix	22	12/7/2023	3,388,652[a]	3,271,516	117,136
Gross Unrealized Appreciation				1,202,286
Gross Unrealized Depreciation				(2,966,476)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

b These securities are wholly-owned by the Subsidiary referenced in Note 1.

See notes to consolidated financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	16,245,258	Malaysian Ringgit	75,378,000	12/20/2023	370,039
Citigroup Global Markets Inc.
Euro	2,109,000	United States Dollar	2,238,353	12/20/2023	(1,488)
United States Dollar	1,113,565	Euro	1,051,000	12/20/2023	(1,156)
United States Dollar	1,000,718	Israeli Shekel	4,023,000	12/20/2023	2,509
New Zealand Dollar	1,076,000	United States Dollar	643,469	12/20/2023	(16,483)
United States Dollar	62,563	New Zealand Dollar	105,000	12/20/2023	1,379
Norwegian Krone	2,556,000	United States Dollar	236,702	12/20/2023	(7,550)
South Korean Won	359,723,000	United States Dollar	265,674	12/20/2023	1,446
Japanese Yen	838,760,000	United States Dollar	5,753,393	12/20/2023	(171,822)
United States Dollar	3,371,516	Japanese Yen	500,095,000	12/20/2023	43,608
Canadian Dollar	1,966,000	United States Dollar	1,450,285	12/20/2023	(31,317)
United States Dollar	3,957,790	Canadian Dollar	5,352,000	12/20/2023	94,964
Indonesian Rupiah	2,199,250,000	United States Dollar	139,661	12/20/2023	(1,266)

13

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc. (continued)
United States Dollar	233,440	Indonesian Rupiah	3,589,642,000	12/20/2023	7,550
Swiss Franc	2,672,000	United States Dollar	2,980,315	12/20/2023	(25,786)
United States Dollar	94,953	Swiss Franc	86,000	12/20/2023	(140)
Polish Zloty	257,000	United States Dollar	59,490	12/20/2023	1,424
Indian Rupee	239,247,000	United States Dollar	2,866,775	12/20/2023	2,858
United States Dollar	316,358	Mexican Peso	5,711,000	12/20/2023	2,210
British Pound	844,000	United States Dollar	1,028,268	12/20/2023	(2,007)
United States Dollar	5,474,130	British Pound	4,431,000	12/20/2023	86,261
Australian Dollar	1,936,000	United States Dollar	1,254,189	12/20/2023	(23,990)
United States Dollar	67,487	Australian Dollar	105,000	12/20/2023	766
Brazilian Real	317,000	United States Dollar	61,177	12/20/2023	1,334
United States Dollar	2,740,250	Swedish Krona	30,080,000	12/20/2023	38,638
United States Dollar	578,477	Hungarian Forint	214,349,000	12/20/2023	(10,182)
United States Dollar	814,417	Philippine Peso	46,511,000	12/20/2023	(5,338)
Goldman Sachs & Co. LLC
Swiss Franc	3,020,000	United States Dollar	3,334,069	12/20/2023	5,257
United States Dollar	16,714,510	Swiss Franc	14,768,941	12/20/2023	383,945
Chilean Peso	1,623,628,000	United States Dollar	1,806,238	12/20/2023	2,324
United States Dollar	163,104	Chilean Peso	146,141,000	12/20/2023	317
United States Dollar	364,697	Philippine Peso	20,755,000	12/20/2023	(1,109)
United States Dollar	949,416	Canadian Dollar	1,289,000	12/20/2023	19,075
United States Dollar	235,853	Hungarian Forint	87,176,000	12/20/2023	(3,555)
British Pound	3,957,000	United States Dollar	4,815,675	12/20/2023	(4,165)
United States Dollar	410,961	British Pound	335,000	12/20/2023	3,618

14

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
South Korean Won	1,247,256,000	United States Dollar	925,064	12/20/2023	1,112
United States Dollar	162,350	South Korean Won	214,534,000	12/20/2023	3,043
Indonesian Rupiah	9,059,570,000	United States Dollar	569,140	12/20/2023	964
United States Dollar	513,103	Indonesian Rupiah	7,992,361,000	12/20/2023	10,157
Australian Dollar	2,533,000	United States Dollar	1,625,046	12/20/2023	(15,493)
United States Dollar	428,521	Australian Dollar	666,000	12/20/2023	5,322
Indian Rupee	90,948,000	United States Dollar	1,089,852	12/20/2023	1,018
United States Dollar	512,254	Indian Rupee	42,722,000	12/20/2023	(172)
United States Dollar	2,672,422	New Zealand Dollar	4,486,000	12/20/2023	58,428
Mexican Peso	140,631,000	United States Dollar	7,939,373	12/20/2023	(203,619)
Polish Zloty	350,000	United States Dollar	79,823	12/20/2023	3,134
Euro	4,176,000	United States Dollar	4,432,559	12/20/2023	(3,374)
United States Dollar	778,398	Euro	738,000	12/20/2023	(4,346)
Swedish Krona	22,808,000	United States Dollar	2,074,937	12/20/2023	(26,454)
United States Dollar	206,070	Swedish Krona	2,237,000	12/20/2023	5,156
Brazilian Real	12,692,000	United States Dollar	2,536,117	12/20/2023	(33,327)
Japanese Yen	163,881,000	United States Dollar	1,113,337	12/20/2023	(22,783)
United States Dollar	4,243,185	Japanese Yen	626,532,000	12/20/2023	73,896
Malaysian Ringgit	1,118,000	United States Dollar	237,822	12/20/2023	(2,362)
United States Dollar	2,967,993	Norwegian Krone	32,019,000	12/20/2023	97,408
Czech Koruna	1,520,000	United States Dollar	65,587	12/20/2023	(192)
United States Dollar	312,589	Czech Koruna	7,281,000	12/20/2023	(663)
Israeli Shekel	1,200,000	United States Dollar	313,731	12/20/2023	(15,980)

15

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
United States Dollar	298,235	Israeli Shekel	1,134,000	12/20/2023	16,861
HSBC Securities (USA) Inc.
Norwegian Krone	104,015,218	United States Dollar	9,752,951	12/20/2023	(427,722)
Canadian Dollar	6,176,987	United States Dollar	4,563,269	12/20/2023	(105,006)
Hungarian Forint	42,441,000	United States Dollar	114,617	12/20/2023	1,937
New Zealand Dollar	14,436,817	United States Dollar	8,515,874	12/20/2023	(103,534)
Indian Rupee	540,397,000	United States Dollar	6,490,475	12/20/2023	(8,717)
Indonesian Rupiah	7,358,599,000	United States Dollar	478,359	12/20/2023	(15,294)
United States Dollar	2,328,863	Philippine Peso	132,326,000	12/20/2023	(3,380)
United States Dollar	8,646,234	British Pound	6,931,349	12/20/2023	218,068
United States Dollar	3,568,917	Swedish Krona	39,507,915	12/20/2023	20,544
Merrill Lynch, Pierce, Fenner & Smith, Inc.
United States Dollar	12,267,231	Israeli Shekel	46,649,000	12/20/2023	692,427
United States Dollar	162,473	Philippine Peso	9,209,000	12/20/2023	165
South African Rand	5,225,000	United States Dollar	270,921	12/20/2023	8,193
Czech Koruna	2,245,000	United States Dollar	97,803	12/20/2023	(1,216)
United States Dollar	345,366	Czech Koruna	8,032,000	12/20/2023	(196)
Polish Zloty	423,000	United States Dollar	97,615	12/20/2023	2,644
United States Dollar	290,983	Polish Zloty	1,263,000	12/20/2023	(8,372)
Hungarian Forint	2,211,801,000	United States Dollar	6,083,003	12/20/2023	(8,814)
Morgan Stanley & Co. LLC
Euro	1,479,000	United States Dollar	1,584,245	12/20/2023	(15,576)
United States Dollar	19,688,899	Euro	18,301,365	12/20/2023	277,950
Brazilian Real	452,000	United States Dollar	89,279	12/20/2023	(147)
Swedish Krona	5,335,000	United States Dollar	479,695	12/20/2023	(536)

16

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
United States Dollar	897,420	Swedish Krona	9,900,000	12/20/2023	8,259
United States Dollar	195,123	Hungarian Forint	72,301,000	12/20/2023	(3,435)
Chilean Peso	131,561,000	United States Dollar	142,446	12/20/2023	4,100
United States Dollar	167,149	Chilean Peso	153,607,000	12/20/2023	(3,954)
United States Dollar	160,424	Polish Zloty	692,000	12/20/2023	(3,593)
Indonesian Rupiah	6,017,024,000	United States Dollar	379,881	12/20/2023	(1,239)
United States Dollar	97,563	Indonesian Rupiah	1,523,842,000	12/20/2023	1,670
United States Dollar	474,319	Norwegian Krone	5,079,000	12/20/2023	18,974
Japanese Yen	1,056,479,015	United States Dollar	7,292,494	12/20/2023	(262,100)
United States Dollar	3,951,893	Japanese Yen	574,380,000	12/20/2023	129,652
South African Rand	26,085,000	United States Dollar	1,370,869	12/20/2023	22,567
United States Dollar	2,563,505	Canadian Dollar	3,464,000	12/20/2023	63,350
Swiss Franc	599,000	United States Dollar	671,714	12/20/2023	(9,378)
United States Dollar	129,267	Swiss Franc	115,000	12/20/2023	2,107
Philippine Peso	29,379,000	United States Dollar	516,872	12/20/2023	932
United States Dollar	1,797,132	Philippine Peso	102,142,000	12/20/2023	(3,118)
British Pound	2,139,000	United States Dollar	2,623,122	12/20/2023	(22,207)
United States Dollar	121,263	British Pound	98,000	12/20/2023	2,100
Mexican Peso	10,193,000	United States Dollar	563,233	12/20/2023	(2,542)
Australian Dollar	6,128,000	United States Dollar	3,949,830	12/20/2023	(55,893)
United States Dollar	6,783,370	Australian Dollar	10,548,874	12/20/2023	80,261
Indian Rupee	84,922,000	United States Dollar	1,015,975	12/20/2023	2,617
New Zealand Dollar	686,000	United States Dollar	406,308	12/20/2023	(6,576)

17

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
United States Dollar	84,466	New Zealand Dollar	142,000	12/20/2023	1,723
United States Dollar	43,363	Czech Koruna	993,000	12/20/2023	641
Malaysian Ringgit	753,000	United States Dollar	160,252	12/20/2023	(1,664)
United States Dollar	149,549	Malaysian Ringgit	696,000	12/20/2023	2,966
United States Dollar	11,796,218	South Korean Won	15,578,074,000	12/20/2023	228,392
RBC Capital Markets, LLC
Mexican Peso	3,389,000	United States Dollar	194,951	12/20/2023	(8,531)
Gross Unrealized Appreciation					3,138,260
Gross Unrealized Depreciation					(1,718,859)

See notes to consolidated financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized (Depreciation) ($)
3 Month Bank of America Shore 2D Index -Series 0[1]	Fixed Coupon Rate of 0.00% 3 Months Payable to Merrill Lynch, Pierce Fenner & Smith, Inc.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	1/29/24	27,867,970	(4,046)
Gross Unrealized Depreciation					(4,046)

1 Underlying reference is the Index which is a basket of underlying securities listed within Custom Basket Table. Payment to or from Counterparties is based on the underlying components of the Basket.

See notes to consolidated financial statements.

Custom Basket
Underlying	Strike	Expiration Date	Shares	Value	Index (%)
Bank of America Shore 2D Index - Series 0
Cash:
USD			30,395,058	30,395,058	109.1%
Futures:
Standard & Poor's 500 E-Mini			(598)	(2,520,214)	-9.0%

18

Custom Basket (continued)
Underlying	Strike	Expiration Date	Shares	Value	Index (%)
Bank of America Shore 2D Index - Series 0 (continued)
Options:
S&P 500 Index Weekly Put	4,025	11/01/23	(668)	(84)	0.0%
S&P 500 Index Weekly Put	4,030	11/01/23	(668)	(84)	0.0%
S&P 500 Index Weekly Put	4,035	11/01/23	(668)	(84)	0.0%
S&P 500 Index Weekly Put	4,040	11/01/23	(668)	(84)	0.0%
S&P 500 Index Weekly Put	4,045	11/01/23	(668)	(84)	0.0%
S&P 500 Index Weekly Put	4,090	11/01/23	(1,331)	(432)	0.0%
S&P 500 Index Weekly Put	4,095	11/01/23	(1,331)	(499)	0.0%
S&P 500 Index Weekly Put	4,100	11/01/23	(1,331)	(632)	0.0%
S&P 500 Index Weekly Put	4,105	11/01/23	(1,331)	(832)	0.0%
S&P 500 Index Weekly Put	4,110	11/01/23	(1,331)	(1,031)	0.0%
S&P 500 Index Weekly Put	4,055	11/02/23	(665)	(466)	0.0%
S&P 500 Index Weekly Put	4,060	11/02/23	(665)	(516)	0.0%
S&P 500 Index Weekly Put	4,065	11/02/23	(665)	(582)	0.0%
S&P 500 Index Weekly Put	4,070	11/02/23	(665)	(682)	0.0%
S&P 500 Index Weekly Put	4,075	11/02/23	(665)	(782)	0.0%
Total Basket Value				27,867,970

See notes to consolidated financial statements.

19

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments
Unaffiliated issuers	85,965,173	85,833,002
Affiliated issuers	12,309,755	12,309,755
Cash		2,563,961
Cash denominated in foreign currency	6,687	6,646
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,138,260
Cash collateral held by broker—Note 4		2,727,254
Receivable from broker for swap agreements—Note 4		422,855
Receivable for shares of Common Stock subscribed		344,173
Dividends receivable		66,491
Prepaid expenses		45,741
		107,458,138
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		87,643
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,718,859
Payable for futures variation margin—Note 4		585,528
Payable for shares of Common Stock redeemed		132,893
Directors’ fees and expenses payable		16,350
Unrealized depreciation on over-the-counter swap agreements—Note 4		4,046
Other accrued expenses		114,800
		2,660,119
Net Assets ($)		104,798,019
Composition of Net Assets ($):
Paid-in capital		141,039,164
Total distributable earnings (loss)		(36,241,145)
Net Assets ($)		104,798,019

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	27,682,108	3,134,916	72,437,794	1,543,201
Shares Outstanding	1,975,407	247,975	4,985,592	106,475
Net Asset Value Per Share ($)	14.01	12.64	14.53	14.49

See notes to consolidated financial statements.

20

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Interest	4,495,754
Dividends:
Unaffiliated issuers	571,250
Affiliated issuers	862,955
Total Income	5,929,959
Expenses:
Management fee—Note 3(a)	1,432,205
Shareholder servicing costs—Note 3(c)	211,121
Professional fees	135,034
Subsidiary management fees—Note 3(a)	134,461
Registration fees	64,868
Distribution fees—Note 3(b)	38,938
Prospectus and shareholders’ reports	34,840
Directors’ fees and expenses—Note 3(d)	26,468
Chief Compliance Officer fees—Note 3(c)	19,447
Custodian fees—Note 3(c)	7,637
Loan commitment fees—Note 2	2,881
Miscellaneous	33,317
Total Expenses	2,141,217
Less—reduction in expenses due to undertaking—Note 3(a)	(515,572)
Less—reduction in fees due to earnings credits—Note 3(c)	(5,022)
Net Expenses	1,620,623
Net Investment Income	4,309,336
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	209,671
Net realized gain (loss) on futures	3,269,323
Net realized gain (loss) on options transactions	469,594
Net realized gain (loss) on forward foreign currency exchange contracts	(2,813,227)
Net realized gain (loss) on swap agreements	532,847
Net Realized Gain (Loss)	1,668,208
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	142,815
Net change in unrealized appreciation (depreciation) on futures	911,103
Net change in unrealized appreciation (depreciation) on options transactions	(544,133)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,304,375
Net change in unrealized appreciation (depreciation) on swap agreements	(4,046)
Net Change in Unrealized Appreciation (Depreciation)	1,810,114
Net Realized and Unrealized Gain (Loss) on Investments	3,478,322
Net Increase in Net Assets Resulting from Operations	7,787,658

See notes to consolidated financial statements.

21

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income (loss)	4,309,336	(1,363,953)
Net realized gain (loss) on investments	1,668,208	(24,251,983)
Net change in unrealized appreciation (depreciation) on investments	1,810,114	(1,417,650)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,787,658	(27,033,586)
Distributions ($):
Distributions to shareholders:
Class A	(401,621)	(6,080,213)
Class C	(29,406)	(2,393,723)
Class I	(1,376,139)	(21,247,593)
Class Y	(384,385)	(15,888,539)
Total Distributions	(2,191,551)	(45,610,068)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,808,573	8,873,859
Class C	239,561	188,357
Class I	16,422,441	31,639,933
Class Y	262,589	770,180
Distributions reinvested:
Class A	324,188	4,789,734
Class C	29,095	2,362,765
Class I	1,137,836	17,048,947
Class Y	66,616	8,564,294
Cost of shares redeemed:
Class A	(8,779,691)	(11,798,075)
Class C	(5,314,509)	(7,225,560)
Class I	(40,345,100)	(63,286,554)
Class Y	(27,978,743)	(78,878,396)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(59,127,144)	(86,950,516)
Total Increase (Decrease) in Net Assets	(53,531,037)	(159,594,170)
Net Assets ($):
Beginning of Period	158,329,056	317,923,226
End of Period	104,798,019	158,329,056

22

	Year Ended October 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	345,315	593,238
Shares issued for distributions reinvested	23,698	317,411
Shares redeemed	(628,637)	(808,361)
Net Increase (Decrease) in Shares Outstanding	(259,624)	102,288
Class C
Shares sold	19,010	14,643
Shares issued for distributions reinvested	2,343	172,717
Shares redeemed	(421,902)	(528,548)
Net Increase (Decrease) in Shares Outstanding	(400,549)	(341,188)
Class Ia
Shares sold	1,137,230	2,078,847
Shares issued for distributions reinvested	80,413	1,092,181
Shares redeemed	(2,788,835)	(4,241,028)
Net Increase (Decrease) in Shares Outstanding	(1,571,192)	(1,070,000)
Class Ya
Shares sold	18,420	44,781
Shares issued for distributions reinvested	4,718	550,051
Shares redeemed	(1,937,478)	(5,159,107)
Net Increase (Decrease) in Shares Outstanding	(1,914,340)	(4,564,275)

[a]

During the period ended October 31, 2023, 15,628 Class Y shares representing $224,292 were exchanged for 15,590 Class I shares. During the period ended October 31, 2022, 39,868 Class Y shares representing $617,930 were exchanged for 39,787 Class I shares and 3 Class I shares representing $45 were exchanged for 3 Class A shares.

See notes to consolidated financial statements.

23

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Year Ended October 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.53	17.98	15.82	16.26	15.08
Investment Operations:
Net investment income (loss)[a]	.44	(.11)	(.19)	(.02)	.15
Net realized and unrealized gain (loss) on investments	.22	(1.52)	2.35	.08	1.16
Total from Investment Operations	.66	(1.63)	2.16	.06	1.31
Distributions:
Dividends from net investment income	(.18)	(.08)	-	(.17)	(.13)
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-
Total Distributions	(.18)	(2.82)	-	(.50)	(.13)
Net asset value, end of period	14.01	13.53	17.98	15.82	16.26
Total Return (%)[b]	4.94	(10.75)	13.79	.28	8.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.81	1.72	1.60	1.58	1.55
Ratio of net expenses to average net assets [c]	1.40	1.40	1.42	1.44	1.44
Ratio of net investment income (loss) to average net assets	3.15	(.76)	(1.12)	(.14)	.96
Portfolio Turnover Rate	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	27,682	30,234	38,354	35,061	38,100

a Based on average shares outstanding.

b Exclusive of sales charge

c Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

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	Year Ended October 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.18	16.50	14.62	15.06	13.96
Investment Operations:
Net investment income (loss)[a]	.30	(.20)	(.29)	(.13)	.03
Net realized and unrealized gain (loss) on investments	.21	(1.38)	2.17	.06	1.09
Total from Investment Operations	.51	(1.58)	1.88	(.07)	1.12
Distributions:
Dividends from net investment income	(.05)	-	-	(.04)	(.02)
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-
Total Distributions	(.05)	(2.74)	-	(.37)	(.02)
Net asset value, end of period	12.64	12.18	16.50	14.62	15.06
Total Return (%)[b]	4.20	(11.44)	12.93	(.50)	8.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.58	2.48	2.36	2.33	2.29
Ratio of net expenses to average net assets[c]	2.15	2.15	2.17	2.19	2.19
Ratio of net investment income (loss) to average net assets	2.40	(1.51)	(1.87)	(.87)	.22
Portfolio Turnover Rate	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	3,135	7,899	16,334	22,548	31,771

a Based on average shares outstanding.

b Exclusive of sales charge

c Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

25

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	14.02	18.54	16.26	16.71	15.51
Investment Operations:
Net investment income (loss)[a]	.49	(.08)	(.15)	.02	.19
Net realized and unrealized gain (loss) on investments	.24	(1.58)	2.43	.08	1.20
Total from Investment Operations	.73	(1.66)	2.28	.10	1.39
Distributions:
Dividends from net investment income	(.22)	(.12)	-	(.22)	(.19)
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-
Total Distributions	(.22)	(2.86)	-	(.55)	(.19)
Net asset value, end of period	14.53	14.02	18.54	16.26	16.71
Total Return (%)	5.26	(10.53)	14.02	.53	9.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.56	1.46	1.34	1.31	1.29
Ratio of net expenses to average net assets[b]	1.15	1.15	1.17	1.19	1.19
Ratio of net investment income (loss) to average net assets	3.41	(.51)	(.88)	.13	1.20
Portfolio Turnover Rate	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	72,438	91,928	141,384	169,485	324,848

a Based on average shares outstanding.

b Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

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	Year Ended October 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	13.99	18.50	16.23	16.69	15.53
Investment Operations:
Net investment income (loss)[a]	.49	(.08)	(.15)	.03	.20
Net realized and unrealized gain (loss) on investments	.23	(1.57)	2.42	.07	1.19
Total from Investment Operations	.72	(1.65)	2.27	.10	1.39
Distributions:
Dividends from net investment income	(.22)	(.12)	-	(.23)	(.23)
Dividends from net realized gain on investments	-	(2.74)	-	(.33)	-
Total Distributions	(.22)	(2.86)	-	(.56)	(.23)
Net asset value, end of period	14.49	13.99	18.50	16.23	16.69
Total Return (%)	5.20	(10.54)	14.05	.54	9.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.46	1.35	1.26	1.22	1.22
Ratio of net expenses to average net assets[b]	1.15	1.15	1.17	1.17	1.15
Ratio of net investment income (loss) to average net assets	3.40	(.51)	(.86)	.18	1.25
Portfolio Turnover Rate	-	-	82.12	176.12	26.17
Net Assets, end of period ($ x 1,000)	1,543	28,268	121,851	239,102	564,884

a Based on average shares outstanding.

b Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Dynamic Total Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

The fund may gain investment exposure to global commodity markets through investments in DTR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the

28

profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2023:

Subsidiary Activity
Consolidated fund Net Assets ($)	104,798,019
Subsidiary Percentage of fund Net Assets	12.08%
Subsidiary Financial Statement Information ($)
Total Assets	12,959,136
Total Liabilities	303,264
Net Assets	12,655,872
Total Income	466,843
Total Expenses	161,572
Net Investment Income	305,271
Net Realized Gain (Loss)	(179,626)
Net Change in Unrealized Appreciation (Depreciation)	(149,970)
Net Realized and Unrealized Gain (Loss) on Investments	(329,596)
Net (Decrease) in Net Assets Resulting from Operations	(24,325)

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

30

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but

31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swaps agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Investment Companies	12,309,755	-	-	12,309,755
U.S. Treasury Securities	-	85,638,001	-	85,638,001

32

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	3,138,260	-	3,138,260
Futures††	1,202,286	-	-	1,202,286
Options Purchased	195,001	-	-	195,001
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(1,718,859)	-	(1,718,859)
Futures††	(2,966,476)	-	-	(2,966,476)
Swap Agreements††	-	(4,046)	-	(4,046)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

34

Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Commodity Risk: The fund’s investments in commodity-linked financial derivatives instruments may subject the fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Subsidiary Risk: To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund’s investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund’s investment in the subsidiary.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital

35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,192,180, accumulated capital and other losses $27,932,687 and unrealized depreciation $12,500,638.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $12,952,430 of short-term capital losses and $14,977,132 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $2,191,551 and $20,372,070, and long-term capital gains $0 and $25,237,998, respectively.

36

During the period ended October 31, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from subsidiary, the fund decreased total distributable earnings (loss) by $127,871 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2023, the fund did not borrow under the Facilities.

NOTE 3— Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of 1.10% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. The Adviser has contractually agreed for as long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $134,461 during the period ended October 31, 2023.

In addition, the Adviser has contractually agreed, from November 1, 2022 through March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the

37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $381,111 during the period ended October 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pay the Sub-Adviser an annual fee of .65% of the value of the fund’s average daily net assets of each fund and the Subsidiary which is payable monthly.

During the period ended October 31, 2023, the Distributor retained $697 from commissions earned on sales of the fund’s Class A shares $288 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2023, Class C shares were charged $38,938 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, Class A and Class C shares were charged $73,541 and $12,979, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings

38

credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2023, the fund was charged $9,006 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. These fees were partially offset by earnings credits of $5,022.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2023, the fund was charged $7,637 pursuant to the custody agreement.

During the period ended October 31, 2023, the fund was charged $19,447 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fee of $99,500, Subsidiary management fee of $11,820, Distribution Plan fees of $2,040, Shareholder Services Plan fees of $6,657, Custodian fees of $3,069, Chief Compliance Officer fees of $6,065 and Transfer Agent fees of $1,478, which are offset against an expense reimbursement currently in effect in the amount of $42,986.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward

39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

contracts and swap agreements, during the period ended October 31, 2023, amounted to $0 and $0, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, interest rate risk and commodity risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2023 are set forth in the Consolidated Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options

40

contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased open at October 31, 2023 are set forth in the Consolidated Statement of Investments. As of October 31, 2023, there were no options written outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign

41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2023 are set forth in the Consolidated Statement of Investments.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at October 31, 2023 are set forth in the Consolidated Statement of Swap Investments Agreements.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2023 is shown below:

42

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	369,617	[1]	Interest rate risk	(1,244,375)	[1]
Equity risk	544,149	[1,2]	Equity risk	(848,022)	[1,3]
Foreign exchange risk	3,138,260	[4]	Foreign exchange risk	(1,718,859)	[4]
Commodity risk	483,521	[1]	Commodity risk	(878,125)	[1]
Gross fair value of derivative contracts	4,535,547			(4,689,381)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Investments, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]			Unrealized appreciation (depreciation) on swap agreements.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	1,826,395		-		-		-		1,826,395
Equity	1,619,763		469,594		-		532,847		2,622,204
Foreign exchange	-		-		(2,813,227)		-		(2,813,227)
Commodity	(176,835)		-		-		-		(176,835)
Total	3,269,323		469,594		(2,813,227)		532,847		1,458,537

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(828,274)		-		-		-		(828,274)
Equity	1,909,410		(544,133)		-		(4,046)		1,361,231
Foreign exchange	-		-		1,304,375		-		1,304,375
Commodity	(170,033)		-		-		-		(170,033)
Total	911,103		(544,133)		1,304,375		(4,046)		1,667,299

Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At October 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,202,286	(2,966,476)
Options	195,001	-
Forward contracts	3,138,260	(1,718,859)
Swaps	-	(4,046)
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	4,535,547	(4,689,381)
Derivatives not subject to
Master Agreements	(1,397,287)	2,966,476
Total gross amount of assets
and liabilities subject to
Master Agreements	3,138,260	(1,722,905)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2023:

44

			Financial
			Instruments
			and Derivatives
	Gross Amount		Available	Collateral		Net Amount
Counterparty	of Assets ($)	[1]	for Offset ($)	Received ($)	[2]	of Assets ($)
Barclays Capital, Inc.	370,039		-	-		370,039
Citigroup Global Markets Inc.	284,947		(284,947)	-		-
Goldman Sachs & Co. LLC	691,035		(337,594)	-		353,441
HSBC Securities (USA) Inc.	240,549		(240,549)	-		-
Merrill Lynch, Pierce, Fenner & Smith, Inc.	703,429		(22,644)	(680,785)		-
Morgan Stanley & Co. LLC	848,261		(391,958)	(456,303)		-
Total	3,138,260		(1,277,692)	(1,137,088)		723,480

			Financial
			Instruments
	Gross		and Derivatives			Net
	Amount of		Available	Collateral		Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup Global Markets Inc.	(298,525)		284,947	-		(13,578)
Goldman Sachs & Co. LLC	(337,594)		337,594	-		-
HSBC Securities (USA) Inc.	(663,653)		240,549	260,000		(163,104)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(22,644)		22,644	-		-
Morgan Stanley & Co. LLC	(391,958)		391,958	-		-
RBC Capital Markets, LLC	(8,531)		-	-		(8,531)
Total	(1,722,905)		1,277,692	260,000		(185,213)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the average market value of derivatives outstanding during the period ended October 31, 2023:

45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Average Market Value ($)
Equity futures	64,537,316
Equity options contracts	930,554
Interest rate futures	129,030,643
Forward contracts	231,766,593
Commodity futures	41,237,904

The following table summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2023:

Average Notional Value ($)
Equity total return swap agreements	15,582,307

At October 31, 2023, the cost of investments for federal income tax purposes was $109,814,257; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $12,500,597, consisting of $4,345,999 gross unrealized appreciation and $16,846,596 gross unrealized depreciation.

46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Dynamic Total Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Dynamic Total Return Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.(the “Company”)), including the consolidated statement of investments, as of October 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2023

47

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Authority Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	165,556,384	2,001,769
Michael D. DiLecce	165,574,410	1,983,742
Gina D. France	165,046,263	2,511,889
Joan L. Gulley	164,763,074	2,795,079
Nathan Leventhal	165,032,642	2,525,511

† Each Board Member’s term to commence January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company, but have not been previously elected by shareholders.

48

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

49

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

50

Robin A. Melvin (60)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

51

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

52

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

53

For More Information

BNY Mellon Dynamic Total Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management

North America, LLC

201 Washington Street

Boston, MA 02108

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: AVGAX Class C: AVGCX Class I: AVGRX Class Y: AVGYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6140AR1023

BNY Mellon Global Dynamic Bond Income Fund

ANNUAL REPORT October 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by Paul Brain, Parmeshwar Chadha and Howard Cunningham, portfolio managers employed by the fund’s sub-adviser, Newton Investment Management Limited.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, the BNY Mellon Global Dynamic Bond Income Fund (the “fund”) produced a total return of 3.42% for Class A shares, 2.68% for Class C shares, 3.70% for Class I shares and 3.76% for Class Y shares.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), produced a total return of 4.85% and the USD 30-day Compounded SOFR Index produced a total return of 4.67% for the same period.2,3

Global bond prices produced mixed returns, with high yield segments of the market performing relatively well while government bonds generally lost ground. The fund underperformed the Index, due largely to positions in developed-markets bonds.

The Fund’s Investment Approach

The fund seeks total return (consisting of income and capital appreciation). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets, in seeking to produce positive returns across economic cycles. The fund’s investments will be focused globally among the developed- and emerging-capital markets of the world. The fund ordinarily invests in at least three countries, and, at times, may invest a substantial portion of its assets in a single country. The fund seeks to provide a minimum average annual total return of USD 30-day Compounded SOFR plus 3%, before fees and expenses, over a five-year period. There can be no guarantee that the fund will be able to provide such returns, and you may lose money by investing in the fund.

The fund’s sub-adviser, Newton Investment Management Limited, employs a dynamic approach in allocating the fund’s assets globally, principally among government bonds, foreign country sovereign debt, debt obligations of supranational entities, emerging-markets sovereign debt, investment-grade and high yield (“junk”) corporate instruments, and currencies. Under normal market conditions, the fund invests significantly (at least 40% of its net assets) in issuers organized or located outside the United States, whose primary listing exchange for securities is located outside the United States, and whose largest amount of revenues is derived from countries outside the United States or whose reporting currencies are other than U.S. dollars.

The fund’s sub-adviser has considerable latitude in allocating the fund’s investments and in selecting securities and derivative instruments to implement the fund’s investment approach. The fund, however, normally invests at least 10% of its net assets in each of government bonds, emerging-markets sovereign debt, and investment-grade and high yield corporate instruments.

2

Rising Rates Increase Undermine Government Bond Prices

Central banks remained hawkish in the fight against inflation during the period. Official interest rates were raised on numerous occasions across major economies, with the peak in U.S. 10-year Treasury yields occurring near the end of the period. Developed-markets government bond returns were negative, with positive returns being posted at the opposite end of the risk spectrum by high yield. Generally, the best performing asset classes were that ones with the highest spread (and yield) as “carry” was the biggest determinant of returns.

Interest-rate rises had a cumulatively deleterious impact on U.S. regional banks, and Credit Suisse was subject to a government-orchestrated takeover in March 2023. Financial conditions continued to tighten, and all-in borrowing costs for companies rose steadily during the period. Moreover, concerns grew regarding the market’s ability to absorb the large amount of debt issuance from the U.S. Treasury. On the political front, concerns regarding the U.S. debt ceiling continued to simmer in the background. In early October 2023, the Israel/Gaza situation flared up, driving energy prices higher.

Government Bond Positions Detract from Fund Performance

Positions in developed-markets government bonds drove the fund’s underperformance relative to the Index. Such holdings produced negative returns, with notably weak performance from long-dated Australia, New Zealand and U.S. Treasury securities. The fund’s derivative exposure to certain government bond markets helped offset some of the losses. Within credit, the fund also suffered a default on a holding in Diamond Sports, which filed for Chapter 11; however, the very small position size limited the negative impact on overall returns. In emerging markets, Bolivian bonds detracted as well.

Conversely, the vast majority of the fund’s positive returns were derived from emerging-markets sovereigns and high yield. In emerging markets, top performers included Colombia and Brazil sovereigns denominated in local currency, and a local currency emerging-markets ETF. In high yield, an Asian high yield ETF led performance, followed by exposure to Wynn Macau and several AT1s (additional Tier 1 bonds). The fund’s investment-grade positions also posted positive returns, with AT1s the standout performers.

During the period, the fund held government bond derivative positions on both the long and short side at various points to express curve views, to hedge exposures and to change the risk-reward profile. Overall, these derivatives produced positive returns.

Positioning the Fund as Peak Rates Approach

As of October 31, 2023, with the interest-rate cycle likely nearing a peak and given the cumulative effect of rate hikes and tightening financial conditions, we favor developed- and emerging-markets government debt over credit. Within credit, we prefer investment grade over high yield.

The fund’s overall duration has been reduced to slightly below three years. Of that, emerging-markets sovereigns account for the largest duration contribution (approximately one year), with a bias toward local currency debt. Developed-markets government bonds account for 0.7 (net of short positions in the United States, Germany, France and the UK). High yield exposure has declined significantly, from approximately 29% earlier in the period

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

to approximately 11% as of October 31, 2023. Investment-grade exposure has increased mildly.

November 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last, one-month, Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

3 Source: FactSet ----The Secured Overnight Financing Rate (SOFR) Index measures the cumulative impact of compounding the SOFR on a unit of investment over time, with the initial value set to 1.00000000 on April 2, 2018, the first value date of the SOFR. The SOFR Index value reflects the effect of compounding the SOFR each business day and allows the calculation of compounded SOFR averages over custom time periods. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The fund may at times invest a substantial portion of its assets in a single country.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index.

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund on 10/31/13 to a hypothetical investment of $10,000 made in the FTSE One-Month U.S. Treasury Bill Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $10,000 in the USD 30-day Compounded SOFR.

†  Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares, and Class I shares of BNY Mellon Global Dynamic Bond Income Fund on 11/1/21 to a hypothetical investment of $10,000 made in the USD 30-day Compounded SOFR on that date. All dividends and capital gain distributions are reinvested.

Effective 11/1/21, the fund changed its benchmark from USD 1-Month LIBOR to the USD 30-day Compounded SOFR. Performance information for the fund versus the USD 30-day Compounded SOFR is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, and Class I shares. The USD 1-Month SOFR + 4% per annum Index reflects the Performance Aim for the strategy underlying the fund, over five-year periods (gross of fees). Intrinsic to absolute return funds is an unconstrained investment approach and an internal performance measurement against a goal that reflects portfolio construction focused on risk management and that is designed to deliver positive returns in changing market environments. By contrast, more traditional “relative return” funds are managed to and measured against broad-based benchmark indices, rather than against “absolute” measures of principal risk. SOFR represents the rate at which the world’s most preferred borrowers are able to borrow money and serves as a benchmark for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index.

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund on 10/31/13 to a hypothetical investment of $1,000,000 made in the FTSE One-Month U.S. Treasury Bill Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund with a hypothetical investment of $1,000,000 in the USD 30-day Compounded SOFR.

†  Source: FactSet.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Dynamic Bond Income Fund on 11/1/21 to a hypothetical investment of $1,000,000 made in the USD 30-day Compounded SOFR on that date. All dividends and capital gain distributions are reinvested.

Effective 11/1/21, the fund changed its benchmark from USD 1-Month LIBOR to the USD 30-day Compounded SOFR. Performance information for the fund versus the USD 30-day Compounded SOFR is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The USD 1-Month SOFR + 4% per annum Index reflects the Performance Aim for the strategy underlying the fund, over five-year periods (gross of fees). Intrinsic to absolute return funds is an unconstrained investment approach and an internal performance measurement against a goal that reflects portfolio construction focused on risk management and that is designed to deliver positive returns in changing market environments. By contrast, more traditional “relative return” funds are managed to and measured against broad-based benchmark indices, rather than against “absolute” measures of principal risk. SOFR represents the rate at which the world’s most preferred borrowers are able to borrow money and serves as a benchmark for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

8

Average Annual Total Returns as of 10/31/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	3/25/11	-1.27%	-.21%	.66%
without sales charge	3/25/11	3.42%	.72%	1.12%
Class C shares
with applicable redemption charge †	3/25/11	1.73%	-.05%	.35%
without redemption	3/25/11	2.68%	-.05%	.35%
Class I shares	3/25/11	3.70%	.98%	1.37%
Class Y shares	7/1/13	3.76%	1.07%	1.43%
FTSE One-Month U.S. Treasury Bill Index		4.85%	1.74%	1.12%
USD 30-Day Compounded SOFR ††	11/1/21	4.67%	1.71%	-

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Effective 11/1/21, the fund changed its benchmark from USD 1-Month LIBOR to the USD 30-day Compounded SOFR.  Performance information for the fund versus the 30-day Compounded SOFR from 11/1/21 is shown in the table.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund's performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Dynamic Bond Income Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.23	$8.95	$3.64	$3.39
Ending value (after expenses)	$975.70	$972.20	$976.80	$976.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.35	$9.15	$3.72	$3.47
Ending value (after expenses)	$1,019.91	$1,016.13	$1,021.53	$1,021.78
†

Expenses are equal to the fund’s annualized expense ratio of 1.05% for Class A, 1.80% for Class C, .73% for Class I and .68% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

10

STATEMENT OF INVESTMENTS

October 31, 2023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5%
Australia - 3.9%
Australia, Sr. Unscd. Bonds, Ser. 156	AUD	2.75	5/21/2041	5,710,000		2,586,416
Commonwealth Bank of Australia, Covered Bonds		3.21	5/27/2025	970,000	[b,c]	933,894
Queensland Treasury Corp., Govt. Gtd. Notes	AUD	5.25	7/21/2036	1,900,000	[b]	1,146,255
					4,666,565
Austria - .3%
Benteler International AG, Sr. Scd. Bonds	EUR	9.38	5/15/2028	290,000		310,369
Azerbaijan - .6%
Azerbaijan, Sr. Unscd. Bonds		5.13	9/1/2029	843,000		775,315
Bahamas - .3%
Bahamas, Sr. Unscd. Notes		8.95	10/15/2032	390,000		338,815
Bermuda - .4%
Hiscox Ltd., Sr. Unscd. Notes	GBP	6.00	9/22/2027	375,000		453,510
Brazil - 4.6%
Brazil, Sr. Unscd. Bonds		5.00	1/27/2045	2,035,000		1,464,307
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	0.00	7/1/2027	30,000,000	[d]	4,012,758
					5,477,065
British Virgin - .0%
Greenland Global Investment Ltd., Gtd. Notes		7.13	4/22/2029	361,000	[e]	26,683
Canada - 2.6%
Bank of Montreal, Covered Bonds		3.75	7/25/2025	610,000	[b,c]	591,600
Canada, Bonds	CAD	4.00	12/1/2031	2,537,260	[f]	2,056,869
Canada Housing Trust, Govt. Gtd. Bonds	CAD	0.95	6/15/2025	645,000	[b]	437,177
					3,085,646
Cayman Islands - .0%
KWG Group Holdings Ltd., Sr. Scd. Bonds		7.88	8/30/2024	260,000	[g]	20,345
Shimao Group Holdings Ltd., Sr. Scd. Bonds		4.75	7/3/2022	465,000	[g]	12,788
					33,133
Chile - .2%
VTR Comunicaciones SpA, Sr. Scd. Notes		4.38	4/15/2029	473,000	[b]	203,897
Colombia - 1.1%
Colombia, Bonds	COP	6.00	4/28/2028	3,819,000,000		768,901
Colombia, Bonds	COP	7.00	6/30/2032	2,890,600,000		531,545
					1,300,446

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
Denmark - .4%
Orsted AS, Gtd. Notes	EUR	3.25	9/13/2031	519,000		513,509
Egypt - .1%
Egypt, Sr. Unscd. Notes		7.50	1/31/2027	200,000		139,500
France - 1.8%
Altice France SA, Sr. Scd. Notes	EUR	3.38	1/15/2028	273,000		209,733
BNP Paribas SA, Jr. Sub. Notes		7.38	8/19/2025	920,000	[h]	898,619
Cerba Healthcare Saca, Sr. Scd. Bonds	EUR	3.50	5/31/2028	186,000		160,479
Cie de Saint-Gobain SA, Sr. Unscd. Notes	EUR	1.63	8/10/2025	600,000		610,678
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	213,000		213,587
					2,093,096
Germany - 2.5%
Deutsche Bundesrepublik, Bonds	EUR	0.10	4/15/2026	2,288,647	[f]	2,377,065
Infineon Technologies AG, Jr. Sub. Bonds	EUR	3.63	4/1/2028	200,000	[h]	193,837
Peach Property Finance GmbH, Sr. Unscd. Notes	EUR	4.38	11/15/2025	206,000		173,943
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	233,000		223,982
					2,968,827
Guatemala - .8%
Guatemala, Sr. Unscd. Notes		4.50	5/3/2026	950,000		900,277
Hungary - .2%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	290,000		287,382
Indonesia - 3.1%
Indonesia, Bonds, Ser. FR81	IDR	6.50	6/15/2025	29,920,000,000		1,870,146
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	29,285,000,000		1,762,059
					3,632,205
Ireland - 1.1%
AIB Group PLC, Sr. Unscd. Notes	EUR	4.63	7/23/2029	428,000		445,575
Bank of Ireland Group PLC, Jr. Sub. Notes	EUR	7.50	11/19/2025	480,000	[h]	501,648
Virgin Media Vendor Financing Notes III DAC, Sr. Scd. Bonds	GBP	4.88	7/15/2028	300,000		306,661
					1,253,884
Italy - 1.4%
Cedacri Mergeco SpA, Sr. Scd. Notes, (3 Month EURIBOR +4.63%)	EUR	8.42	5/15/2028	204,000	[i]	208,513
Conceria Pasubio SpA, Sr. Scd. Bonds, (3 Month EURIBOR +4.50%)	EUR	8.46	9/30/2028	240,000	[i]	244,897
FIS Fabbrica Italiana Sintetici SpA, Sr. Scd. Bonds	EUR	5.63	8/1/2027	170,000		163,550

12

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
Italy - 1.4% (continued)
Intesa Sanpaolo SpA, Sr. Unscd. Notes	GBP	6.63	5/31/2033	480,000		556,829
UniCredit SpA, Jr. Sub. Notes	EUR	3.88	6/3/2027	600,000	[h]	471,317
					1,645,106
Japan - 1.3%
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	103,500,000		514,291
Japan (40 Year Issue), Bonds, Ser. 9	JPY	0.40	3/20/2056	235,400,000		1,003,755
					1,518,046
Luxembourg - .8%
Albion Financing 1 Sarl/Aggreko Holdings, Inc., Sr. Scd. Notes	EUR	5.25	10/15/2026	209,000		210,116
Altice France Holding SA, Sr. Scd. Notes	EUR	8.00	5/15/2027	140,000		81,094
AnaCap Financial Europe SA, Sr. Scd. Notes, (3 Month EURIBOR +5.00%)	EUR	8.97	8/1/2024	200,000	[i]	139,874
CBRE Global Investors Open-Ended Funds SCA SICAV-SIF-Pan European Core Fund, Sr. Unscd. Notes	EUR	0.50	1/27/2028	364,000		311,185
Matterhorn Telecom SA, Sr. Scd. Notes	EUR	3.13	9/15/2026	229,000		226,929
					969,198
Malaysia - .8%
Malaysia, Bonds, Ser. 419	MYR	3.83	7/5/2034	4,490,000		911,449
Mexico - 2.4%
Mexico, Bonds, Ser. M	MXN	8.00	11/7/2047	52,100,000		2,346,422
Sigma Alimentos SA de CV, Gtd. Bonds	EUR	2.63	2/7/2024	536,000		564,269
					2,910,691
Mongolia - .2%
Mongolia, Sr. Unscd. Bonds		5.13	4/7/2026	320,000		299,192
Netherlands - 1.6%
ING Groep NV, Jr. Sub. Bonds		6.75	4/16/2024	830,000	[h]	813,861
Universal Music Group NV, Sr. Unscd. Notes	EUR	3.00	6/30/2027	510,000		523,504
Volkswagen International Finance NV, Gtd. Notes	EUR	3.88	6/17/2029	600,000	[h]	521,406
					1,858,771
New Zealand - 5.9%
New Zealand, Bonds, Ser. 0940	NZD	2.54	9/20/2040	1,052,454		650,558
New Zealand, Bonds, Ser. 437	NZD	2.75	4/15/2037	3,360,000		1,417,735
New Zealand, Bonds, Ser. 528	NZD	0.25	5/15/2028	2,630,000		1,220,580
New Zealand, Bonds, Ser. 541	NZD	1.75	5/15/2041	3,260,000		1,066,579
New Zealand, Bonds, Ser. 551	NZD	2.75	5/15/2051	830,000		287,749

13

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
New Zealand - 5.9% (continued)
New Zealand, Bonds, Ser. 930	NZD	3.00	9/20/2030	1,098,038	[f]	726,640
New Zealand, Govt. Gtd. Bonds	NZD	2.25	4/15/2024	1,730,000		991,744
New Zealand, Govt. Gtd. Bonds	NZD	3.50	4/14/2033	1,240,000		578,373
					6,939,958
Norway - 2.3%
Kommunalbanken AS, Sr. Unscd. Bonds, (3 Month SOFR Index +1.00%)		6.36	6/17/2026	898,000	[i]	912,334
Norway, Sr. Unscd. Bonds, Ser. 477	NOK	1.75	3/13/2025	14,130,000	[b]	1,224,016
Norway, Sr. Unscd. Notes, Ser. 482	NOK	1.38	8/19/2030	7,260,000	[b]	550,001
					2,686,351
Oman - .7%
Oman, Sr. Unscd. Notes		4.88	2/1/2025	844,000		828,492
Peru - 1.5%
Peru, Sr. Unscd. Bonds	PEN	6.15	8/12/2032	7,537,000		1,794,780
Singapore - .3%
Singapore Airlines Ltd., Sr. Unscd. Notes		3.00	7/20/2026	328,000		307,784
Spain - .6%
Spain, Sr. Unscd. Bonds	EUR	1.90	10/31/2052	1,130,000	[b]	691,366
Supranational - 3.7%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, Sr. Unscd. Notes	EUR	3.00	9/1/2029	280,000		219,407
Clarios Global LP/Clarios US Finance Co., Sr. Scd. Bonds	EUR	4.38	5/15/2026	225,000		228,412
European Union, Sr. Unscd. Notes, Ser. NGEU	EUR	0.45	7/4/2041	1,880,000		1,121,146
International Bank for Reconstruction & Development, Sr. Unscd. Notes, (3 Month SOFR Index +0.29%)		5.64	11/22/2028	1,090,000	[c,i]	1,084,287
International Finance Corp., Sr. Unscd. Notes	INR	6.30	11/25/2024	142,750,000		1,700,647
					4,353,899
Sweden - .4%
Heimstaden Bostad AB, Jr. Sub. Bonds	EUR	2.63	5/1/2027	230,000	[h]	100,328
Samhallsbyggnadsbolaget i Norden AB, Jr. Sub. Notes	EUR	2.63	3/14/2026	455,000	[h]	82,195
Verisure Holding AB, Sr. Scd. Bonds	EUR	3.25	2/15/2027	324,000		310,685
					493,208
Tajikistan - .4%
Tajikistan, Sr. Unscd. Notes		7.13	9/14/2027	575,000		470,925

14

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
United Arab Emirates - .7%
MDGH GMTN RSC Ltd., Gtd. Notes		5.50	4/28/2033	918,000		892,702
United Kingdom - 11.7%
AGPS Bondco PLC, Gtd. Notes	EUR	5.00	4/27/2027	200,000		71,554
Barclays PLC, Jr. Sub. Notes	GBP	9.25	3/15/2029	470,000	[h]	521,990
BCP V Modular Services Finance II PLC, Sr. Scd. Bonds	EUR	4.75	11/30/2028	296,000		260,737
Close Brothers Finance PLC, Gtd. Notes	GBP	2.75	10/19/2026	830,000		905,794
Coventry Building Society, Jr. Sub. Bonds	GBP	6.88	9/18/2024	450,000	[h]	525,506
Coventry Building Society, Sr. Unscd. Notes	GBP	1.00	9/21/2025	468,000		520,047
Deuce Finco PLC, Sr. Scd. Bonds	GBP	5.50	6/15/2027	306,000		323,112
Direct Line Insurance Group PLC, Jr. Sub. Bonds	GBP	4.75	12/7/2027	260,000	[h]	228,689
Heathrow Finance PLC, Sr. Scd. Notes	GBP	5.75	3/3/2025	136,000		161,438
Iceland Bondco PLC, Sr. Scd. Bonds	GBP	10.88	12/15/2027	190,000		232,822
International Finance Facility for Immunisation Co., Sr. Unscd. Notes		1.00	4/21/2026	989,000		892,435
Investec PLC, Jr. Sub. Notes	GBP	6.75	12/5/2024	400,000	[h]	426,003
Jerrold Finco PLC, Sr. Scd. Bonds	GBP	4.88	1/15/2026	165,000		187,009
Jerrold Finco PLC, Sr. Scd. Bonds	GBP	5.25	1/15/2027	165,000		175,782
Lloyds Bank PLC, Covered Notes	GBP	4.88	3/30/2027	950,000		1,143,307
Lloyds Banking Group PLC, Jr. Sub. Notes	GBP	5.13	12/27/2024	560,000	[h]	637,545
Mobico Group PLC, Gtd. Notes	GBP	2.38	11/20/2028	774,000		772,607
Mobico Group PLC, Gtd. Notes	GBP	2.50	11/11/2023	620,000		752,854
Mobico Group PLC, Sub. Notes	GBP	4.25	11/26/2025	260,000	[h]	265,476
Nationwide Building Society, Covered Notes	GBP	5.63	1/28/2026	276,000		338,210
Ocado Group PLC, Gtd. Notes	GBP	3.88	10/8/2026	294,000		282,300
Santander UK PLC, Covered Notes	GBP	5.75	3/2/2026	680,000		833,769
Standard Chartered PLC, Sr. Unscd. Notes		6.19	7/6/2027	200,000		198,290
Tesco PLC, Sr. Unscd. Notes, (6 Month UK Retail Price Index Flat)	GBP	6.32	11/5/2025	160,000	[i]	389,763
Tesco Property Finance 3 PLC, Sr. Scd. Bonds	GBP	5.74	4/13/2040	441,223		495,224
Tritax Big Box REIT PLC, Sr. Unscd. Notes	GBP	1.50	11/27/2033	519,000		404,789
Tritax EuroBox PLC, Gtd. Notes	EUR	0.95	6/2/2026	726,000		675,251
Virgin Money UK PLC, Sr. Unscd. Notes	GBP	3.13	6/22/2025	680,000		801,021

15

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
United Kingdom - 11.7% (continued)
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	230,000		232,388
Vodafone Group PLC, Jr. Sub. Notes		3.25	6/4/2081	260,000		228,639
					13,884,351
United States - 27.5%
American Express Co., Sr. Unscd. Notes		2.50	7/30/2024	480,000		468,284
Ashtead Capital, Inc., Gtd. Notes		5.55	5/30/2033	800,000	[b]	717,439
AT&T, Inc., Sr. Unscd. Notes	GBP	2.90	12/4/2026	780,000		870,439
Ball Corp., Gtd. Notes		2.88	8/15/2030	280,000		218,709
Best Buy Co., Inc., Sr. Unscd. Notes		4.45	10/1/2028	508,000		475,185
Callon Petroleum Co., Gtd. Notes		8.00	8/1/2028	400,000	[b]	395,729
Diamond Sports Group LLC/Diamond Sports Finance Co., Scd. Notes		5.38	8/15/2026	620,000	[b,g]	7,161
Emerald Debt Merger Sub LLC, Sr. Scd. Bonds	EUR	6.38	12/15/2030	150,000		156,618
Emerald Debt Merger Sub LLC, Sr. Scd. Notes		6.63	12/15/2030	130,000	[b]	123,825
Entegris, Inc., Gtd. Notes		3.63	5/1/2029	588,000	[b,c]	492,332
Ford Motor Credit Co. LLC, Sr. Unscd. Notes	GBP	2.75	6/14/2024	232,000		275,640
Graphic Packaging International LLC, Gtd. Bonds	EUR	2.63	2/1/2029	250,000		227,350
JPMorgan Chase & Co., Sr. Unscd. Notes		2.08	4/22/2026	960,000		902,475
Lowe's Cos., Inc., Sr. Unscd. Notes		3.00	10/15/2050	948,000		521,464
Medline Borrower LP, Sr. Scd. Notes		3.88	4/1/2029	281,000	[b]	237,529
Medline Borrower LP, Sr. Unscd. Notes		5.25	10/1/2029	122,000	[b]	103,969
Metropolitan Life Global Funding I, Sr. Scd. Notes, (3 Month SOFR Index +0.91%)		6.28	3/21/2025	373,000	[b,i]	375,019
Nestle Holdings, Inc., Gtd. Notes	GBP	5.25	9/21/2026	579,000		704,581
Netflix, Inc., Sr. Unscd. Notes	EUR	3.63	6/15/2030	762,000		775,720
NVIDIA Corp., Sr. Unscd. Notes		3.50	4/1/2050	1,050,000		719,156
Olympus Water US Holding Corp., Sr. Unscd. Notes	EUR	5.38	10/1/2029	335,000		257,788
Trimble, Inc., Sr. Unscd. Notes		6.10	3/15/2033	750,000	[c]	716,279
U.S. Treasury Bonds		3.00	11/15/2045	2,460,000		1,729,495
U.S. Treasury Floating Rate Notes, (3 Month U.S. T-BILL +0.13%)		5.52	7/31/2025	5,390,000	[i]	5,389,566
U.S. Treasury Inflation Indexed Notes		0.13	4/15/2027	2,707,651	[f]	2,480,803
U.S. Treasury Notes		1.13	1/15/2025	5,707,500		5,430,151

16

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 90.5% (continued)
United States - 27.5% (continued)
U.S. Treasury Notes		2.63	1/31/2026	6,380,000	[c]	6,059,255
Venture Global Calcasieu Pass LLC, Sr. Scd. Notes		6.25	1/15/2030	360,000	[b]	339,951
Verizon Communications, Inc., Sr. Unscd. Notes, (3 Month SOFR Index +0.79%)		6.16	3/20/2026	274,000	[i]	275,503
Warnermedia Holdings, Inc., Gtd. Notes		3.79	3/15/2025	940,000		909,187
Windstream Escrow LLC/Windstream Escrow Finance Corp., Sr. Scd. Notes		7.75	8/15/2028	272,000	[b,c]	215,945
					32,572,547
Uruguay - 1.0%
Uruguay, Sr. Unscd. Notes	UYU	8.25	5/21/2031	51,446,991		1,175,933
Uzbekistan - 1.1%
Uzbekistan, Sr. Unscd. Notes		4.75	2/20/2024	1,280,000		1,271,800
Vietnam - .2%
Vietnam, Sr. Unscd. Bonds		4.80	11/19/2024	213,000		209,262
Total Bonds and Notes (cost $118,874,202)				107,145,935
				Shares
Exchange-Traded Funds - 2.2%
United States - 2.2%
iShares J.P. Morgan EM Local Currency Bond ETF				36,000		1,239,840
SPDR Bloomberg Emerging Markets Local Bond ETF				70,232		1,375,143
Total Exchange-Traded Funds (cost $2,894,148)				2,614,983
	Annualized Yield (%)			Principal Amount ($)	[a]
Short-Term Investments - 2.1%
Mexico - 2.1%
Mexico Cetes, Treasury Bills (cost $2,552,287)	MXN	11.28	10/3/2024	4,970,000	[d]	2,482,022
	1-Day Yield (%)			Shares
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,653,987)		5.40		1,653,987	[j]	1,653,987

17

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $2,034,040)	5.40	2,034,040	[j] 2,034,040
Total Investments (cost $128,008,664)		97.9%	115,930,967
Cash and Receivables (Net)		2.1%	2,507,287
Net Assets		100.0%	118,438,254

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor's Depository Receipt

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

UYU—Uruguayan Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, these securities were valued at $8,787,105 or 7.42% of net assets.

c Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $5,530,327 and the value of the collateral was $5,726,611, consisting of cash collateral of $2,034,040 and U.S. Government & Agency securities valued at $3,692,571. In addition, the value of collateral may include pending sales that are also on loan.

d Security is a discount security. Income is recognized through the accretion of discount.

e Payment-in-kind security and interest may be paid in additional par.

f Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

g Non-income producing—security in default.

h Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

i Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

18

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	38.8
U.S. Treasury Securities	17.8
Banks	11.2
Investment Companies	5.3
Supranational Bank	3.1
Telecommunication Services	2.2
Food Products	1.8
Real Estate	1.7
Consumer Discretionary	1.7
Diversified Financials	1.6
Transportation	1.5
Commercial & Professional Services	1.3
Semiconductors & Semiconductor Equipment	1.2
Insurance	.9
Automobiles & Components	.9
Retailing	.8
Building Materials	.7
Internet Software & Services	.6
Energy	.6
Electronic Components	.6
Industrial	.6
Materials	.6
Media	.4
Utilities	.4
Health Care	.4
Chemicals	.4
Financials	.3
Airlines	.3
Information Technology	.2
97.9

† Based on net assets.

See notes to financial statements.

19

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.4%	956,603	104,079,510	(103,382,126)	1,653,987	186,551
Investment of Cash Collateral for Securities Loaned - 1.7%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	-	39,142,560	(37,108,520)	2,034,040	28,136	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	4,553,899	28,829,575	(33,383,474)	-	23,233	†††
Total - 3.1%	5,510,502	172,051,645	(173,874,120)	3,688,027	237,920

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	62	12/15/2023	4,508,578[a]	4,257,231	(251,347)
U.S. Treasury 2 Year Notes	107	12/29/2023	21,664,825	21,659,141	(5,684)
U.S. Treasury Long Bond	31	12/19/2023	3,444,816	3,392,563	(52,253)

20

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short
Canadian 10 Year Bond	25	12/18/2023	2,075,154[a]	2,071,931	3,223
Euro-Bond	73	12/7/2023	9,951,087[a]	9,963,355	(12,268)
Long Gilt	18	12/27/2023	2,012,976[a]	2,038,164	(25,188)
Long Term French Government Future	49	12/7/2023	6,399,991[a]	6,392,204	7,787
U.S. Treasury 10 Year Notes	191	12/19/2023	20,374,509	20,278,829	95,680
Gross Unrealized Appreciation				106,690
Gross Unrealized Depreciation				(346,740)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	517,590	Mexican Peso	9,058,844	11/16/2023	16,477
United States Dollar	677,663	British Pound	550,912	11/16/2023	7,992
United States Dollar	157,183	New Zealand Dollar	263,970	11/16/2023	3,386
United States Dollar	375,028	Malaysian Ringgit	1,764,655	11/16/2023	4,256
Euro	198,557	United States Dollar	210,820	11/16/2023	(586)
United States Dollar	445,398	Canadian Dollar	602,907	11/16/2023	10,543
CIBC World Markets Corp.
United States Dollar	755,128	Mexican Peso	13,409,034	11/16/2023	13,373
United States Dollar	24,103,083	British Pound	18,983,894	11/16/2023	1,026,899
Japanese Yen	185,249,934	United States Dollar	1,249,510	11/16/2023	(24,122)
United States Dollar	389,418	Japanese Yen	56,819,341	11/16/2023	13,570
United States Dollar	19,749,762	Euro	17,956,620	11/16/2023	737,154
New Zealand Dollar	1,362,932	United States Dollar	802,078	11/16/2023	(7,992)
Australian Dollar	295,072	United States Dollar	186,651	11/16/2023	632

21

STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp. (continued)
United States Dollar	889,546	Australian Dollar	1,397,209	11/16/2023	2,734
Citigroup Global Markets Inc.
United States Dollar	2,410,300	Colombian Peso	10,058,132,840	11/16/2023	(24,097)
HSBC Securities (USA) Inc.
United States Dollar	3,518,721	Indonesian Rupiah	53,630,590,685	11/16/2023	142,944
United States Dollar	1,084,404	Singapore Dollar	1,451,635	11/16/2023	23,381
J.P. Morgan Securities LLC
British Pound	1,555,282	United States Dollar	1,906,634	11/16/2023	(16,085)
United States Dollar	1,608,114	British Pound	1,289,752	11/16/2023	40,334
United States Dollar	2,925,717	Japanese Yen	428,109,726	11/16/2023	93,864
United States Dollar	566,497	Indian Rupee	47,090,350	11/16/2023	1,107
Australian Dollar	368,271	United States Dollar	233,869	11/16/2023	(127)
United States Dollar	198,699	Australian Dollar	313,801	11/16/2023	(471)
Mexican Peso	3,430,798	United States Dollar	187,642	11/16/2023	2,141
Canadian Dollar	1,180,516	United States Dollar	854,106	11/16/2023	(2,643)
United States Dollar	2,350,659	Canadian Dollar	3,206,688	11/16/2023	37,791
Euro	564,223	United States Dollar	597,077	11/16/2023	327
United States Dollar	3,518,660	Euro	3,239,632	11/16/2023	88,512
New Zealand Dollar	655,202	United States Dollar	388,852	11/16/2023	(7,111)
RBS Securities, Inc.
Euro	527,182	United States Dollar	570,099	11/16/2023	(11,915)
United States Dollar	2,540,377	Euro	2,398,899	11/16/2023	405
United States Dollar	611,006	New Zealand Dollar	1,031,259	11/16/2023	10,163
United States Dollar	2,647,725	Canadian Dollar	3,547,363	11/16/2023	89,141
United States Dollar	1,981,654	Australian Dollar	3,032,195	11/16/2023	57,113

22

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
RBS Securities, Inc. (continued)
British Pound	236,913	United States Dollar	300,573	11/16/2023	(12,589)
United States Dollar	1,980,953	Norwegian Krone	20,173,847	11/16/2023	174,122
Japanese Yen	418,979,483	United States Dollar	2,967,547	11/16/2023	(196,089)
United States Dollar	736,255	Japanese Yen	107,607,834	11/16/2023	24,453
United States Dollar	587,123	Malaysian Ringgit	2,663,894	11/16/2023	27,412
State Street Bank and Trust Company
United States Dollar	1,185,035	Indian Rupee	98,517,939	11/16/2023	2,181
Canadian Dollar	3,319,382	United States Dollar	2,443,683	11/16/2023	(49,533)
United States Dollar	559,576	Canadian Dollar	767,224	11/16/2023	6,205
Colombian Peso	4,370,946,349	United States Dollar	1,052,282	11/16/2023	5,630
Singapore Dollar	1,451,496	United States Dollar	1,066,754	11/16/2023	(5,833)
British Pound	519,120	United States Dollar	656,219	11/16/2023	(25,194)
United States Dollar	1,175,157	British Pound	961,132	11/16/2023	6,838
United States Dollar	1,460,889	Australian Dollar	2,284,184	11/16/2023	11,113
United States Dollar	253,796	Indonesian Rupiah	3,905,277,763	11/16/2023	7,978
Mexican Peso	43,656,469	United States Dollar	2,470,291	11/16/2023	(55,322)
United States Dollar	6,560,050	Mexican Peso	115,671,035	11/16/2023	161,410
Japanese Yen	231,744,352	United States Dollar	1,552,482	11/16/2023	(19,543)
United States Dollar	1,699,606	Japanese Yen	243,939,905	11/16/2023	85,996
United States Dollar	1,568,930	Swedish Krona	17,250,886	11/16/2023	22,469
Hungarian Forint	635,199,452	United States Dollar	1,711,279	11/16/2023	41,101
United States Dollar	1,738,770	Hungarian Forint	634,816,338	11/16/2023	(12,553)
Euro	2,699,230	United States Dollar	2,877,367	11/16/2023	(19,401)
United States Dollar	1,586,064	Euro	1,499,470	11/16/2023	(1,586)

23

STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company (continued)
South Korean Won	2,392,477,513	United States Dollar	1,784,699	11/16/2023	(11,725)
United States Dollar	3,348,723	South Korean Won	4,484,461,948	11/16/2023	25,460
United States Dollar	194,072	New Zealand Dollar	325,550	11/16/2023	4,397
Chilean Peso	739,256,240	United States Dollar	800,018	11/16/2023	25,229
United States Dollar	852,136	Chilean Peso	739,142,377	11/16/2023	27,016
United States Dollar	1,833,725	Peruvian Nuevo Sol	7,037,621	11/16/2023	3,055
UBS Securities LLC
Euro	384,825	United States Dollar	410,073	11/16/2023	(2,618)
United States Dollar	133,207	Euro	125,832	11/16/2023	(25)
United States Dollar	101,593	Australian Dollar	157,504	11/16/2023	1,625
British Pound	3,756,078	United States Dollar	4,599,138	11/16/2023	(33,376)
United States Dollar	1,305,018	British Pound	1,071,502	11/16/2023	2,536
United States Dollar	7,608,223	New Zealand Dollar	12,513,421	11/16/2023	317,525
Gross Unrealized Appreciation					3,407,990
Gross Unrealized Depreciation					(540,536)

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,530,327)—Note 1(c):
Unaffiliated issuers	124,320,637	112,242,940
Affiliated issuers	3,688,027	3,688,027
Cash denominated in foreign currency	230,572	228,324
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,407,990
Receivable for investment securities sold		1,912,729
Dividends, interest and securities lending income receivable		1,343,534
Cash collateral held by broker—Note 4		906,568
Receivable for shares of Common Stock subscribed		244,958
Tax reclaim receivable—Note 1(b)		32,100
Prepaid expenses		49,483
		124,056,653
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		67,709
Payable for investment securities purchased		2,063,703
Liability for securities on loan—Note 1(c)		2,034,040
Payable for shares of Common Stock redeemed		764,668
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		540,536
Payable for futures variation margin—Note 4		48,786
Directors’ fees and expenses payable		3,867
Other accrued expenses		95,090
		5,618,399
Net Assets ($)		118,438,254
Composition of Net Assets ($):
Paid-in capital		143,157,314
Total distributable earnings (loss)		(24,719,060)
Net Assets ($)		118,438,254

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,782,633	89,139	16,883,804	97,682,678
Shares Outstanding	377,344	9,099	1,670,652	9,641,627
Net Asset Value Per Share ($)	10.02	9.80	10.11	10.13

See notes to financial statements.

25

STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Interest (net of $24,541 foreign taxes withheld at source)	5,661,490
Dividends (net of $6,417 foreign taxes withheld at source):
Unaffiliated issuers	238,040
Affiliated issuers	186,551
Income from securities lending—Note 1(c)	51,369
Total Income	6,137,450
Expenses:
Management fee—Note 3(a)	467,736
Professional fees	123,179
Registration fees	67,630
Shareholder servicing costs—Note 3(c)	35,651
Custodian fees—Note 3(c)	32,124
Prospectus and shareholders’ reports	24,961
Chief Compliance Officer fees—Note 3(c)	19,425
Directors’ fees and expenses—Note 3(d)	9,429
Loan commitment fees—Note 2	2,973
Interest expense—Note 2	1,875
Distribution fees—Note 3(b)	838
Miscellaneous	46,176
Total Expenses	831,997
Less—reduction in expenses due to undertaking—Note 3(a)	(2,456)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,856)
Net Expenses	827,685
Net Investment Income	5,309,765
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(12,843,302)
Net realized gain (loss) on futures	418,301
Net realized gain (loss) on options transactions	(39,503)
Net realized gain (loss) on forward foreign currency exchange contracts	(1,341,268)
Net realized gain (loss) on swap agreements	1,478
Net Realized Gain (Loss)	(13,804,294)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,149,620
Net change in unrealized appreciation (depreciation) on futures	(193,676)
Net change in unrealized appreciation (depreciation) on options transactions	23,466
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,467,628)
Net Change in Unrealized Appreciation (Depreciation)	12,511,782
Net Realized and Unrealized Gain (Loss) on Investments	(1,292,512)
Net Increase in Net Assets Resulting from Operations	4,017,253

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	5,309,765	4,377,443
Net realized gain (loss) on investments	(13,804,294)	2,837,010
Net change in unrealized appreciation (depreciation) on investments	12,511,782	(23,451,447)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,017,253	(16,236,994)
Distributions ($):
Distributions to shareholders:
Class A	(298,433)	(137,015)
Class C	(8,583)	(4,618)
Class I	(1,947,385)	(1,501,812)
Class Y	(6,898,263)	(3,328,068)
Total Distributions	(9,152,664)	(4,971,513)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	3,562,616	778,160
Class C	38,597	174
Class I	5,110,566	10,332,975
Class Y	54,105,083	30,604,627
Distributions reinvested:
Class A	298,433	137,015
Class C	2,857	2,454
Class I	1,800,145	1,359,080
Class Y	3,955,080	1,809,391
Cost of shares redeemed:
Class A	(3,789,123)	(798,108)
Class C	(71,801)	(47,640)
Class I	(13,805,448)	(26,224,184)
Class Y	(41,560,520)	(28,218,407)
Increase (Decrease) in Net Assets from Capital Stock Transactions	9,646,485	(10,264,463)
Total Increase (Decrease) in Net Assets	4,511,074	(31,472,970)
Net Assets ($):
Beginning of Period	113,927,180	145,400,150
End of Period	118,438,254	113,927,180

27

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	349,234	69,716
Shares issued for distributions reinvested	29,628	11,593
Shares redeemed	(369,812)	(70,390)
Net Increase (Decrease) in Shares Outstanding	9,050	10,919
Class C
Shares sold	3,923	15
Shares issued for distributions reinvested	288	209
Shares redeemed	(7,112)	(4,253)
Net Increase (Decrease) in Shares Outstanding	(2,901)	(4,029)
Class Ia
Shares sold	495,951	883,293
Shares issued for distributions reinvested	177,671	114,285
Shares redeemed	(1,337,816)	(2,373,856)
Net Increase (Decrease) in Shares Outstanding	(664,194)	(1,376,278)
Class Ya
Shares sold	5,235,029	2,736,406
Shares issued for distributions reinvested	389,547	152,489
Shares redeemed	(4,032,128)	(2,506,922)
Net Increase (Decrease) in Shares Outstanding	1,592,448	381,973

[a]

During the period ended October 31, 2023, 1,438 Class I shares representing $14,654 were exchanged for 1,445 Class A shares and 7,325 Class Y shares representing $77,556 were exchanged for 7,345 Class I shares. During the period ended October 31, 2022, 28,979 Class Y shares representing $330,424 were exchanged for 29,037 Class I shares.

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.51	12.29	12.35	12.48	12.04
Investment Operations:
Net investment income[a]	.42	.33	.26	.25	.29
Net realized and unrealized gain (loss) on investments	(.07)	(1.72)	(.05)	.09	.70
Total from Investment Operations	.35	(1.39)	.21	.34	.99
Distributions:
Dividends from net investment income	(.84)	(.23)	(.27)	(.47)	(.55)
Dividends from net realized gain on investments	-	(.16)	-	-	-
Total Distributions	(.84)	(.39)	(.27)	(.47)	(.55)
Net asset value, end of period	10.02	10.51	12.29	12.35	12.48
Total Return (%)[b]	3.42	(11.66)	1.71	2.77	8.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10[c]	7.95[c]	6.80[c]	4.86	1.07
Ratio of net expenses to average net assets	1.05[c]	1.05[c]	1.05[c]	1.00	.75
Ratio of net investment income to average net assets	4.20[c]	2.92[c]	2.11[c]	2.03	2.42
Portfolio Turnover Rate	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	3,783	3,871	4,393	5,703	1,900

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.32	12.07	12.18	12.30	11.86
Investment Operations:
Net investment income[a]	.34	.24	.17	.19	.25
Net realized and unrealized gain (loss) on investments	(.07)	(1.69)	(.06)	.06	.64
Total from Investment Operations	.27	(1.45)	.11	.25	.89
Distributions:
Dividends from net investment income	(.79)	(.14)	(.22)	(.37)	(.45)
Dividends from net realized gain on investments	-	(.16)	-	-	-
Total Distributions	(.79)	(.30)	(.22)	(.37)	(.45)
Net asset value, end of period	9.80	10.32	12.07	12.18	12.30
Total Return (%)[b]	2.68	(12.39)	.91	2.06	7.70
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10[c]	1.92[c]	1.84[c]	1.81	1.85
Ratio of net expenses to average net assets	1.80[c]	1.80[c]	1.80[c]	1.70	1.50
Ratio of net investment income to average net assets	3.45[c]	2.18[c]	1.36[c]	1.59	2.11
Portfolio Turnover Rate	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	89	124	193	273	313

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

30

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.57	12.36	12.41	12.53	12.09
Investment Operations:
Net investment income[a]	.47	.37	.29	.24	.32
Net realized and unrealized gain (loss) on investments	(.08)	(1.74)	(.05)	.13	.71
Total from Investment Operations	.39	(1.37)	.24	.37	1.03
Distributions:
Dividends from net investment income	(.85)	(.26)	(.29)	(.49)	(.59)
Dividends from net realized gain on investments	-	(.16)	-	-	-
Total Distributions	(.85)	(.42)	(.29)	(.49)	(.59)
Net asset value, end of period	10.11	10.57	12.36	12.41	12.53
Total Return (%)	3.70	(11.45)	1.96	3.06	8.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[b]	.85[b]	.81[b]	.70	.78
Ratio of net expenses to average net assets	.74[b]	.80[b]	.80[b]	.64	.50
Ratio of net investment income to average net assets	4.51[b]	3.17[b]	2.35[b]	2.01	2.63
Portfolio Turnover Rate	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	16,884	24,673	45,868	27,500	9,827

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

31

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	10.59	12.38	12.42	12.53	12.09
Investment Operations:
Net investment income[a]	.47	.38	.32	.33	.37
Net realized and unrealized gain (loss) on investments	(.08)	(1.73)	(.06)	.05	.66
Total from Investment Operations	.39	(1.35)	.26	.38	1.03
Distributions:
Dividends from net investment income	(.85)	(.28)	(.30)	(.49)	(.59)
Dividends from net realized gain on investments	-	(.16)	-	-	-
Total Distributions	(.85)	(.44)	(.30)	(.49)	(.59)
Net asset value, end of period	10.13	10.59	12.38	12.42	12.53
Total Return (%)	3.76	(11.30)	2.18	3.07	8.81
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[b]	.62[b]	.62[b]	.62	.68
Ratio of net expenses to average net assets	.68[b]	.62[b]	.62[b]	.58	.50
Ratio of net investment income to average net assets	4.57[b]	3.36[b]	2.55[b]	2.65	3.00
Portfolio Turnover Rate	123.10	91.91	80.39	94.27	83.73
Net Assets, end of period ($ x 1,000)	97,683	85,259	94,946	104,358	106,649

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

See notes to financial statements.

32

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Dynamic Bond Income Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return (consisting of income and capital appreciation). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers

33

NOTES TO FINANCIAL STATEMENTS (continued)

(including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held 7,267 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in

34

active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, and forward foreign currency exchange contracts (“forward contracts”), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities).

35

NOTES TO FINANCIAL STATEMENTS (continued)

Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

36

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	42,624,138	-	42,624,138
Exchange-Traded Funds	2,614,983	-	-	2,614,983
Foreign Governmental	-	45,914,549	-	45,914,549
Investment Companies	3,688,027	-	-	3,688,027
U.S. Treasury Securities	-	21,089,270	-	21,089,270
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	3,407,990	-	3,407,990
Futures††	106,690	-	-	106,690
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(540,536)	-	(540,536)
Futures††	(346,740)	-	-	(346,740)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

37

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $7,004 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of

38

October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Statement of Assets and Liabilities and in the Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2023, BNY Mellon Yield Enhancement Strategy Fund, an affiliate of the fund, held 3,389,700 Class Y shares representing approximately 28.99% of the fund’s net assets.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility

39

NOTES TO FINANCIAL STATEMENTS (continued)

and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Foreign Government Obligations and Securities of Supranational Entities Risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to

40

comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses $11,149,357 and unrealized depreciation $13,569,703.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. The fund has $2,650,386 of short-term capital losses and $8,447,926 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $9,152,664 and $3,139,736, and long-term capital gains $0 and $1,831,777, respectively.

During the period ended October 31, 2023, as a result of permanent book to tax differences, primarily due to a taxable excess distribution, the fund increased total distributable earnings (loss) by $232,552 and decreased

41

NOTES TO FINANCIAL STATEMENTS (continued)

paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended October 31, 2023, the fund was charged $1,875 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2023 was approximately $33,151 with a related weighted average annualized interest rate of 5.66%.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from November 1, 2022 through March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .80% of the value of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation agreement at any time. Because “acquired fund fees and

42

expenses” are incurred indirectly by the fund, as a result of its investments in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $2,456 during the period ended October 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .19% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2023, Class C shares were charged $838 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, Class A and Class C shares were charged $11,956 and $279, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

43

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2023, the fund was charged $4,096 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,856.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2023, the fund was charged $32,124 pursuant to the custody agreement.

During the period ended October 31, 2023, the fund was charged $19,425 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $41,990, Distribution Plan fees of $57, Shareholder Services Plan fees of $815, Custodian fees of $18,082, Chief Compliance Officer fees of $6,053 and Transfer Agent fees of $712.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions and forward contracts, during the period ended October 31, 2023, amounted to $135,146,976 and $134,538,459, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may

44

offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2023 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial

45

NOTES TO FINANCIAL STATEMENTS (continued)

instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. As of October 31, 2023, there was no options written and options purchased outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or

46

losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2023 are set forth in the Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2023 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	106,690	[1]	Interest rate risk	(346,740)	[1]
Foreign exchange risk	3,407,990	[2]	Foreign exchange risk	(540,536)	[2]
Gross fair value of derivative contracts	3,514,680			(887,276)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	418,301		(39,503)		-		-		378,798
Foreign exchange	-		-		(1,341,268)		-		(1,341,268)
Credit	-		-		-		1,478		1,478
Total	418,301		(39,503)		(1,341,268)		1,478		(960,992)

47

NOTES TO FINANCIAL STATEMENTS (continued)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	Total
Interest rate	(193,676)		23,466		-		-	(170,210)
Foreign exchange	-		-		(1,467,628)		-	(1,467,628)
Total	(193,676)		23,466		(1,467,628)		-	(1,637,838)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	106,690	(346,740)
Forward contracts	3,407,990	(540,536)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,514,680	(887,276)
Derivatives not subject to
Master Agreements	(106,690)	346,740
Total gross amount of assets
and liabilities subject to
Master Agreements	3,407,990	(540,536)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2023:

48

			Financial
			Instruments
			and Derivatives
	Gross Amount		Available	Collateral		Net Amount
Counterparty	of Assets ($)	[1]	for Offset ($)	Received ($)	[2]	of Assets ($)
Barclays Capital, Inc.	42,654		(586)	-		42,068
CIBC World Markets Corp.	1,794,362		(32,114)	(1,700,000)		62,248
HSBC Securities (USA) Inc.	166,325		-	-		166,325
J.P. Morgan Securities LLC	264,076		(26,437)	-		237,639
RBS Securities, Inc.	382,809		(220,593)	-		162,216
State Street Bank and Trust Company	436,078		(200,690)	(235,388)		-
UBS Securities LLC	321,686		(36,019)	(285,667)		-
Total	3,407,990		(516,439)	(2,221,055)		670,496

			Financial
			Instruments
	Gross		and Derivatives			Net
	Amount of		Available	Collateral		Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital, Inc.	(586)		586	-		-
CIBC World Markets Corp.	(32,114)		32,114	-		-
Citigroup Global Markets Inc.	(24,097)		-	-		(24,097)
J.P. Morgan Securities LLC	(26,437)		26,437	-		-
RBS Securities, Inc.	(220,593)		220,593	-		-
State Street Bank and Trust Company	(200,690)		200,690	-		-
UBS Securities LLC	(36,019)		36,019	-		-
Total	(540,536)		516,439	-		(24,097)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the average market value of derivatives outstanding during the period ended October 31, 2023:

Average Market Value ($)
Interest rate futures	21,369,598
Interest rate options contracts	60,984
Forward contracts	100,417,221

49

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023, the cost of investments for federal income tax purposes was $129,419,568; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $13,523,255, consisting of $3,657,086 gross unrealized appreciation and $17,180,341 gross unrealized depreciation.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Dynamic Bond Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Global Dynamic Bond Income Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc.(the “Company”)), including the statement of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2023

51

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Authority Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	165,556,384	2,001,769
Michael D. DiLecce	165,574,410	1,983,742
Gina D. France	165,046,263	2,511,889
Joan L. Gulley	164,763,074	2,795,079
Nathan Leventhal	165,032,642	2,525,511

† Each Board Member’s term to commence January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company, but have not been previously elected by shareholders.

52

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

53

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

54

Robin A. Melvin (60)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

55

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

56

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

57

For More Information

BNY Mellon Global Dynamic Bond Income Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DGDAX Class C: DGDCX Class I: DGDIX Class Y: DGDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6298AR1023

BNY Mellon Global Real Return Fund

ANNUAL REPORT October 31, 2023

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2022, through October 31, 2023, as provided by Portfolio Managers Aron Pataki and Andrew Warwick of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2023, the BNY Mellon Global Real Return Fund (the “fund”) produced a total return of −3.39% for Class A shares, −4.17% for Class C shares, −3.17% for Class I shares and −3.12% for Class Y shares.1 In comparison, the fund’s benchmark, the FTSE One-Month U.S. Treasury Bill Index (the “Index”), and the fund’s performance baseline benchmark, the USD 30-day Compounded SOFR, produced total returns of 4.85% and 4.67%, respectively, for the same period.2,3

Global equity and fixed-income markets produced mixed results during the reporting period in the face of high inflation, rising interest rates and hawkish rhetoric from central banks. The fund underperformed the Index, primarily due to the negative impact of derivative protection and alternatives.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund uses an actively managed, multi-asset strategy to produce absolute or real returns with less volatility than major equity markets over a complete market cycle, typically a period of five years. Rather than trying to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.

The fund allocates its investments among global equities, bonds and cash, and, generally to a lesser extent, other asset classes, including real estate, commodities, currencies and alternative or non-traditional asset classes and strategies, primarily those accessed through derivative instruments.

The fund’s sub-adviser, Newton Investment Management Limited, combines a top-down approach, emphasizing economic trends and current investment themes on a global basis, with bottom-up security selection, based on fundamental research, to allocate the fund’s investments among and within asset classes. In choosing investments, the sub-adviser considers key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as changing demographics, the impact of new technologies and the globalization of industries and brands; relative valuations of equity securities, bonds and cash; long-term trends in currency movements; and company fundamentals.

Global Markets Pressured by High Interest Rates

Equity markets gained additional ground in late 2022 and the first half of 2023 on the strength of the so-called “Magnificent 7,” a subset of mega-cap technology-related stocks seen as key beneficiaries of developments in artificial intelligence (AI). However, on an equal-weighted basis, the equity market ended the period nearly flat, demonstrating how narrowly driven equity gains were in the face of high inflation and rising interest rates. Indeed, sticky inflation and resilient economic data, notably in the United States, made central banks reluctant to pull back from their hawkish stance. The prospect of rates remaining higher for longer than previously expected increasingly weighed on equity markets, causing a slump during the final four months of the period. The bond market struggled to gain ground, given persistent inflationary pressures that drove a significant spike higher at the longer end of the U.S. Treasury curve at the end of the reporting period.

Derivative Protection and Alternatives Weigh on Fund Results

During the period, we made several adjustments to fund positions in light of evolving conditions. We increased the fund’s net equity exposure, although a significant portion of the increase was tactical in nature, given the robustness of markets in the face of increasing stresses. Elsewhere, we added a position in emerging-markets debt, with exposure to Brazilian debt particularly accretive to returns. Select emerging markets offered attractive investment opportunities, as their underlying economies experienced more subdued inflationary pressures and were further along in the interest-rate hiking cycle than developed-markets economies. Within the stabilizing layer, we substantially pared back the fund’s gold exposure due to the environment of sustained high interest rates, coupled with dollar strength and broadly unchanged duration.

Nevertheless, several positions detracted materially from the fund’s performance relative to the Index. The primary detractor was derivative protection. Although the fund’s hedges proved effective during the broad-based sell-off late in the period, earlier in the period, markets chose to shrug off the more worrying implications of rising interest rates and the pressures of sticky inflation. As a result, on balance, derivative hedging undermined relative performance. The fund’s Alternatives exposure produced mixed results as rising bond yields lured investors away from this area of the market. A portion of the fund’s exposure was maintained through UK-listed investment trusts, which were hurt by negative sentiment regarding the UK market and forced asset liquidations by some pension funds due to the repercussions of the UK mini-budget. However our Risk Premia strategies provided strong positive returns once again this year as implied volatility on the S&P500 continued to trade rich to realised volatility. Among equity detractors, shares in U.S. oil & gas exploration & production company Conoco Phillips suffered due to the decline in the oil price in early 2023, while shares in Lonza Group AG, a Swiss contract development and manufacturing partner for the pharmaceutical and biotech industry, exhibited weakness after company management guided expectations lower for 2024.

Conversely several positions contributed positively to the fund’s relative performance. The fund’s return-seeking core—and within it, global equities—produced the strongest relative returns. Top performers were led by companies such as semiconductor maker NVIDIA Corp. and enterprise software company Microsoft Corp., buoyed by positive sentiment regarding AI. Shares in online travel and entertainment services provider Booking Holdings were also strong due to a continuing recovery in travel in the aftermath of the pandemic. British aerospace and defense contractor BAE Systems PLC benefited from increased defense budget spending commitments related to the Russia/Ukraine war. Within the fund’s stabilizing layer, gold produced a positive return, helped by the uncertainty inherent in the economic and geopolitical backdrop, as well as emerging-markets central banks’ efforts to diversify their reserves. Government bonds also enhanced returns, led by the fund’s position in U.S. Treasury securities, where exposure was focused on the short end of the yield curve, which offered an attractive yield.

Adopting a Cautious Position

We are currently seeing weakness on the industrial side of the economy and mounting pressures on consumers. Stress is building in the corporate space as well. Accordingly, we expect to see a cyclical downturn/recession, although timing is difficult to predict, particularly in light of high levels of government spending, which are likely to continue at least through upcoming U.S. elections.

Given these conditions, the fund remains in cautious mode, with a significant stabilizing layer reflecting our concerns. Within the return-seeking core, equity exposure is well-balanced, although we have maintained a defensive tilt, reflecting a more mixed economic picture. Diversification remains a key feature of the core, with corporate bonds, emerging-markets debt and alternatives enriching the fund’s long-term sources of return. In the stabilizing layer, approximately two thirds of the fund’s portfolio is protected through put options on market indices, which we expect to act much like an insurance policy should a market correction be triggered. On the other hand, we view government bonds as a less reliable hedging asset than we have in the past. Consequently, we intend to be nimble in this area, maintaining relatively low duration (sensitivity to interest rates) as of the end of the period. The fund currently holds minimal exposure to its other indirect hedge, gold, in recognition of the fact that there may be more attractive areas to deploy capital in an environment of rising real rates and dollar strength.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Finally, the fund holds a relatively large cash position, which serves as dry powder should opportunities present themselves. Alongside other assets, such as alternatives and short-dated government bonds, cash provides a decent portfolio yield against a backdrop of volatile markets.

November 15, 2023

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Secured Overnight Financing Rate (SOFR) Index measures the cumulative impact of compounding the SOFR on a unit of investment over time, with the initial value set to 1.00000000 on April 2, 2018, the first value date of the SOFR. The SOFR Index value reflects the effect of compounding the SOFR each business day and allows the calculation of compounded SOFR averages over custom time periods. Investors cannot invest directly in any index. Effective November 1, 2021, the fund’s designated performance baseline benchmark changed from USD 1-Month LIBOR to USD 30-day Compounded SOFR. Investors cannot invest directly in any index.

3 Source: Lipper, Inc. — The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Small and midsized company stocks tend to be more volatile and less liquid than larger company stocks as these companies are less established and have more volatile earnings histories.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with such companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Because the fund seeks to provide exposure to alternative or non-traditional (i.e., satellite) asset categories or investment strategies, the fund’s performance will be linked to the performance of these highly volatile asset categories and strategies. Accordingly, investors should consider purchasing shares of the fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of fund shares.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $10,000 in the FTSE One-Month U.S. Treasury Bill Index.

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Global Real Return Fund on 10/31/13 to a hypothetical investment of $10,000 made in the FTSE One-Month U.S. Treasury Bill Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $10,000 in the USD 30-day Compounded SOFR.

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Global Real Return Fund on 11/1/21 to a hypothetical investment of $10,000 made in the USD 30-day Compounded SOFR on that date. All dividends and capital gain distributions are reinvested.

Effective 11/1/21, the fund changed its benchmark from USD 1-Month LIBOR to the USD 30-day Compounded SOFR. Performance information for the fund versus the USD 30-day Compounded SOFR is included in the graph and table on the next page.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The USD 1-Month SOFR + 4% per annum Index reflects the Performance Aim for the strategy underlying the fund, over five-year periods (gross of fees). Intrinsic to absolute return funds is an unconstrained investment approach and an internal performance measurement against a goal that reflects portfolio construction focused on risk management and that is designed to deliver positive returns in changing market environments. By contrast, more traditional “relative return” funds are managed to and measured against broad-based benchmark indices, rather than against “absolute” measures of principal risk. SOFR represents the rate at which the world’s most preferred borrowers are able to borrow money and serves as a benchmark for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $1,000,000 in the FTSE One-Month U.S. Treasury Bill Index.

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Real Return Fund on 10/31/13 to a hypothetical investment of $1,000,000 made in the FTSE One-Month U.S. Treasury Bill Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The FTSE One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The FTSE One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Global Real Return Fund with a hypothetical investment of $1,000,000 in the USD 30-day Compounded SOFR.

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Global Real Return Fund on 11/1/21 to a hypothetical investment of $1,000,000 made in the USD 30-day Compounded SOFR on that date. All dividends and capital gain distributions are reinvested.

Effective 11/1/21, the fund changed its benchmark from USD 1-Month LIBOR to the USD 30-day Compounded SOFR. Performance information for the fund versus the USD 30-day Compounded SOFR is included in the graph and table on the next page. The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The USD 1-Month SOFR + 4% per annum Index reflects the Performance Aim for the strategy underlying the fund, over five-year periods (gross of fees). Intrinsic to absolute return funds is an unconstrained investment approach and an internal performance measurement against a goal that reflects portfolio construction focused on risk management and that is designed to deliver positive returns in changing market environments. By contrast, more traditional “relative return” funds are managed to and measured against broad-based benchmark indices, rather than against “absolute” measures of principal risk. SOFR represents the rate at which the world’s most preferred borrowers are able to borrow money and serves as a benchmark for short-term interest rates. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	5/12/10	-8.94%	1.47%	1.74%
without sales charge	5/12/10	-3.39%	2.67%	2.34%
Class C shares
with applicable redemption charge†	5/12/10	-5.05%	1.87%	1.57%
without redemption	5/12/10	-4.17%	1.87%	1.57%
Class I shares	5/12/10	-3.17%	2.91%	2.59%
Class Y shares	7/1/13	-3.12%	2.99%	2.67%
FTSE One-Month U.S. Treasury Bill Index		4.85%	1.74%	1.12%
USD 30-Day Compounded SOFR††	11/1/21	4.67%	1.71%	-

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Effective 11/1/21, the fund changed its benchmark from USD 1-Month LIBOR to the USD 30-day Compounded SOFR. Performance information for the fund versus the 30-day Compounded SOFR from 11/1/21 is shown in the table.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Real Return Fund from May 1, 2023 to October 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.64	$9.29	$4.41	$4.12
Ending value (after expenses)	$944.50	$940.50	$945.40	$945.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.85	$9.65	$4.58	$4.28
Ending value (after expenses)	$1,019.41	$1,015.63	$1,020.67	$1,020.97
†

Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .84% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

CONSOLIDATED STATEMENT OF INVESTMENTS

October 31, 2023

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 39.7%
Brazil - 3.2%
Brazil Letras do Tesouro Nacional, Treasury Bills	BRL	11.23	7/1/2027	383,179,000	[b]	51,253,485
Curacao - 3.6%
Merrill Lynch International & Co. CV, Structured Notes, Ser. 3		0.00	1/24/2025	58,934,900	[c]	58,662,517
France - 1.4%
Altice France SA, Sr. Scd. Bonds	EUR	4.13	1/15/2029	4,944,000		3,766,811
BNP Paribas SA, Jr. Sub. Notes		6.63	3/25/2024	3,702,000	[d]	3,664,339
Credit Agricole SA, Jr. Sub. Notes		7.88	1/23/2024	3,411,000	[d,e]	3,402,472
Iliad Holding SASU, Sr. Scd. Notes	EUR	5.63	10/15/2028	5,576,000	[f]	5,591,380
Societe Generale SA, Jr. Sub. Bonds		7.88	12/18/2023	6,190,000	[d]	6,148,440
					22,573,442
Germany - .2%
TK Elevator Midco GmbH, Sr. Scd. Bonds	EUR	4.38	7/15/2027	2,718,000		2,612,798
Hungary - .7%
OTP Bank Nyrt, Sub. Notes		8.75	5/15/2033	11,829,000		11,722,231
Indonesia - .7%
Indonesia, Bonds, Ser. FR91	IDR	6.38	4/15/2032	137,429,000,000		8,269,013
Indonesia, Bonds, Ser. FR96	IDR	7.00	2/15/2033	52,023,000,000		3,249,890
					11,518,903
Italy - .3%
UniCredit SpA, Jr. Sub. Notes	EUR	7.50	6/3/2026	4,422,000	[d]	4,566,849
Luxembourg - .4%
Summer BC Holdco B Sarl, Sr. Scd. Bonds	EUR	5.75	10/31/2026	6,583,000		6,312,599
Mexico - 5.3%
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	507,230,000		24,527,042
Mexico, Bonds, Ser. M	MXN	8.00	11/7/2047	1,156,440,000		52,082,455
Sigma Alimentos SA de CV, Gtd. Notes		4.13	5/2/2026	10,388,000		9,790,859
					86,400,356
Netherlands - .8%
ING Groep NV, Jr. Sub. Bonds		6.75	4/16/2024	9,608,000	[d]	9,421,172
Ziggo BV, Sr. Scd. Bonds	EUR	2.88	1/15/2030	3,571,000		3,025,285
					12,446,457
Switzerland - .1%
Credit Suisse Group AG, Jr. Sub. Notes		5.25	2/11/2172	9,685,000	[d]	1,065,350

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 39.7% (continued)
Switzerland - .1% (continued)
Credit Suisse Group AG, Jr. Sub. Notes		7.25	3/12/2172	2,650,000	[d]	291,500
					1,356,850
United Kingdom - 2.7%
British Telecommunications PLC, Gtd. Notes	GBP	8.38	12/20/2083	7,869,000		9,530,614
HSBC Holdings PLC, Jr. Sub. Notes	EUR	4.75	7/4/2029	9,461,000	[d]	8,269,245
HSBC Holdings PLC, Sub. Notes	EUR	6.36	11/16/2032	4,303,000		4,656,714
HSBC Holdings PLC, Sub. Notes	GBP	8.20	11/16/2034	6,164,000		7,698,642
Lloyds Banking Group PLC, Sr. Unscd. Notes	GBP	2.25	10/16/2024	5,728,000		6,720,965
Vmed O2 UK Financing I PLC, Sr. Scd. Bonds	GBP	4.00	1/31/2029	7,588,000		7,666,795
					44,542,975
United States - 20.3%
Ball Corp., Gtd. Notes		2.88	8/15/2030	6,402,000		5,000,617
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unscd. Notes		5.50	5/1/2026	3,125,000	[e]	2,983,319
Sprint Capital Corp., Gtd. Notes		8.75	3/15/2032	4,597,000		5,180,364
Sprint LLC, Gtd. Notes		7.13	6/15/2024	3,786,000		3,809,647
U.S. Treasury Floating Rate Notes, (3 Month U.S. T-BILL -0.08%)		5.32	4/30/2024	48,156,200	[f,g]	48,148,175
U.S. Treasury Floating Rate Notes, (3 Month U.S. T-BILL +0.20%)		5.60	1/31/2025	259,389,700	[g]	259,841,186
U.S. Treasury Notes		2.50	4/30/2024	2,586,100		2,548,077
United Airlines, Inc., Sr. Scd. Notes		4.38	4/15/2026	1,224,000	[e]	1,136,618
					328,648,003
Total Bonds and Notes (cost $667,794,639)				642,617,465
Description				Shares		Value ($)
Common Stocks - 42.1%
Bermuda - .4%
RenaissanceRe Holdings Ltd.				30,679		6,736,802
Brazil - .6%
B3 SA - Brasil Bolsa Balcao				4,212,406		9,315,878
Finland - .4%
Neste OYJ				212,934		7,148,580
France - 1.4%
LVMH Moet Hennessy Louis Vuitton SE				21,797		15,599,405
Sanofi SA				76,692		6,999,417
					22,598,822
Guernsey - .1%
Amedeo Air Four Plus Ltd.				1,869,830		943,432

Description	Shares	Value ($)
Common Stocks - 42.1% (continued)
Hong Kong - 1.7%
AIA Group Ltd.	1,555,600	13,548,017
Link REIT	1,356,020	6,218,306
Prudential PLC	704,760	7,393,116
		27,159,439
India - 1.0%
HDFC Bank Ltd.	875,905	15,550,103
Indonesia - .8%
Bank Mandiri Persero TBK Pt	34,378,600	12,319,986
Ireland - 1.1%
Ryanair Holdings PLC, ADR	107,318	[h] 9,411,789
Trane Technologies PLC	44,807	8,527,220
		17,939,009
Japan - .4%
Sony Group Corp.	86,100	7,125,965
Netherlands - 1.7%
ASML Holding NV	24,904	14,981,234
Universal Music Group NV	515,061	12,559,027
		27,540,261
Spain - .4%
Amadeus IT Group SA	115,336	6,589,385
Switzerland - 3.5%
Lonza Group AG	34,684	12,162,429
Nestle SA	174,620	18,838,686
Roche Holding AG	96,499	24,930,263
		55,931,378
Taiwan - 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	228,693	19,738,493
United Kingdom - 12.1%
3i Group PLC	330,075	7,796,381
Anglo American PLC	349,073	8,910,559
AstraZeneca PLC	148,780	18,596,867
BAE Systems PLC	1,768,034	23,736,608
Burberry Group PLC	279,772	5,764,369
Diageo PLC	236,144	8,948,739
Informa PLC	1,186,289	10,302,676
Land Securities Group PLC	797,551	5,550,105
Reckitt Benckiser Group PLC	255,251	17,111,935
RELX PLC	624,022	21,758,943
Rentokil Initial PLC	1,293,923	6,607,855
SDCL Energy Efficiency Income Trust PLC	12,006,549	8,613,793
Shell PLC	1,007,350	32,374,569

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description				Shares		Value ($)
Common Stocks - 42.1% (continued)
United Kingdom - 12.1% (continued)
Unilever PLC				416,594		19,726,820
					195,800,219
United States - 15.3%
Alphabet, Inc., Cl. A				60,221	[h]	7,472,222
Amazon.com, Inc.				148,402	[h]	19,750,822
CME Group, Inc.				92,421		19,728,187
Danaher Corp.				42,197		8,102,668
Deere & Co.				28,424		10,384,993
Eli Lilly & Co.				40,122		22,224,779
Exelon Corp.				259,428		10,102,126
Hess Corp.				137,282		19,823,521
Hubbell, Inc.				38,828		10,487,443
Lam Research Corp.				20,430		12,017,335
Linde PLC				61,883		23,649,207
Microsoft Corp.				111,776		37,792,583
NVIDIA Corp.				46,708		19,047,522
The Cooper Companies, Inc.				42,444		13,231,917
The Estee Lauder Companies, Inc., Cl. A				55,914		7,205,637
The Goldman Sachs Group, Inc.				19,595		5,949,238
Veralto Corp.				14,065	[h]	970,485
					247,940,685
Total Common Stocks (cost $616,682,732)				680,378,437
Description /Number of Contracts	Exercise Price		Expiration Date	Notional Amount ($)	[a]	Value ($)
Options Purchased - 1.5%
Call Options - .0%
Nikkei 225, Contracts 426	JPY	33,000	12/8/2023	14,058,000,000		337,259
Put Options - 1.5%
S&P 500 Index, Contracts 1,169		4,100	3/15/2024	479,290,000		13,601,315
S&P 500 Index, Contracts 1,186		4,000	3/15/2024	474,400,000		10,747,532
					24,348,847
Total Options Purchased (cost $29,822,565)				24,686,106
Description				Shares
Exchange-Traded Funds - .0%
United States - .0%
iShares Gold Trust				4,139	[h,i]	155,585
iShares Silver Trust				24,897	[h,i]	522,339
SPDR Gold Shares				844	[h,i]	155,372
Total Exchange-Traded Funds (cost $810,653)				833,296

Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 1.4%
U.S. Government Securities
U.S. Treasury Bills (cost $22,753,907)	5.14	10/31/2024	24,000,000	[b]	22,753,907
	1-Day Yield (%)		Shares
Investment Companies - 7.1%
Closed-end Investment Companies - 5.4%
Aquila European Renewables PLC			8,504,121		6,975,126
BBGI Global Infrastructure SA			4,232,749	[f]	6,555,648
Cordiant Digital Infrastructure Fund Ltd.			7,820,129	[e]	6,024,666
Greencoat UK Wind PLC			12,584,445		20,647,299
JLEN Environmental Assets Group Ltd. Foresight Group Holdings			3,306,673		3,467,137
Riverstone Credit Opportunities Income PLC			3,871,998		3,349,278
The BioPharma Credit Fund PLC			21,941,116	[f]	18,101,523
The Gresham House Energy Storage Fund PLC			2,864,497		2,932,686
The Renewables Infrastructure Group Ltd.			10,898,940		13,334,302
US Solar Fund PLC			11,891,238		6,300,365
				87,688,030
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	5.40		26,495,300	[j]	26,495,300
Total Investment Companies (cost $140,436,104)			114,183,330

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	[a] Value ($)
Investment of Cash Collateral for Securities Loaned - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,900,340)	5.40	10,900,340	[j] 10,900,340
Total Investments (cost $1,489,200,940)		92.5%	1,496,352,881
Cash and Receivables (Net)		7.5%	120,815,809
Net Assets		100.0%	1,617,168,690

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

SPDR—Standard & Poor's Depository Receipt

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

BRL—Brazilian Real

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

JPY—Japanese Yen

MXN—Mexican Peso

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security is a discount security. Income is recognized through the accretion of discount.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, these securities were valued at $13,547,075 or .84% of net assets.

f Security, or portion thereof, on loan. At October 31, 2023, the value of the fund’s securities on loan was $10,639,531 and the value of the collateral was $10,900,340. In addition, the value of collateral may include pending sales that are also on loan.

g Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

h Non-income producing security.

i These securities are wholly-owned by the Subsidiary referenced in Note 1.

j Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	20.6
Foreign Governmental	8.6
Investment Companies	7.8
Health Care	6.6
Diversified Financials	6.3
Banks	5.9
Semiconductors & Semiconductor Equipment	4.1
Energy	3.7
Consumer Staples	2.7
Information Technology	2.3
Telecommunication Services	2.2
Commercial & Professional Services	2.2
Food Products	1.8
Insurance	1.7
Internet Software & Services	1.7
Options Purchased	1.5
Aerospace & Defense	1.5
Chemicals	1.5
Consumer Durables & Apparel	1.3
Consumer Discretionary	1.2
Media	1.0
Industrial	.9
Real Estate	.7
Airlines	.6
Electronic Components	.6
Utilities	.6
Beverage Products	.6
Metals & Mining	.5
Building Materials	.5
Financials	.5
Advertising	.4
Materials	.3
Environmental Control	.1
92.5

† Based on net assets.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 10/31/2022	Purchases ($)†	Sales ($)	Value ($) 10/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	86,218,287	3,386,069,198	(3,445,792,185)	26,495,300	4,938,830
Investment of Cash Collateral for Securities Loaned - .7%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	-	532,879,020	(521,978,680)	10,900,340	79,064	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	12,105,169	279,329,326	(291,434,495)	-	116,317	†††
Total - 2.4%	98,323,456	4,198,277,544	(4,259,205,360)	37,395,640	5,134,211

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to consolidated financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Hang Seng	161	11/29/2023	17,608,992[a]	17,636,395	27,403
U.S. Treasury 2 Year Notes	1,328	12/29/2023	269,016,309	268,816,251	(200,058)
U.S. Treasury Long Bond	773	12/19/2023	91,314,910	84,595,188	(6,719,722)
Gross Unrealized Appreciation				27,403
Gross Unrealized Depreciation				(6,919,780)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to consolidated financial statements.

Options Written
Description/ Contracts	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Nikkei 225, Contracts 426	34,500	12/8/2023	14,697,000,000	JPY	(67,452)
Shell PLC, Contracts 378	27.00	12/15/2023	10,206,000	GBP	(277,961)
Put Options:
Anglo American PLC, Contracts 1,033	21.00	12/15/2023	21,931,623	GBP	(1,282,064)
Bayer Ag, Contracts 1,802	46.00	12/15/2023	8,289,200	EUR	(1,042,963)
Euro Stoxx 50 Price EUR, Contracts 1,503	3,850	3/15/2024	57,865,500	EUR	(1,442,424)
LVMH Moet Hennessy Louis Vuitton SE, Contracts 137	720.00	12/15/2023	9,864,000	EUR	(810,470)
Nikkei 225, Contracts 426	30,000	12/8/2023	12,780,000,000	JPY	(1,349,035)
S&P 500 Index, Contracts 519	3,650	3/15/2024	189,435,000		(1,977,390)
S&P 500 Index, Contracts 1,169	3,750	3/15/2024	438,375,000		(5,686,016)
Sanofi SA, Contracts 562	80.00	11/17/2023	4,496,000	EUR	(26,165)
Zoetis Inc, Contracts 632	160.00	11/17/2023	10,112,000		(385,520)
Total Options Written (premiums received $17,768,297)					(14,347,460)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

EUR—Euro

GBP—British Pound

JPY—Japanese Yen

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
British Pound	8,016,386	United States Dollar	9,740,714	1/16/2024	9,048
United States Dollar	63,644,943	Swiss Franc	55,190,394	11/16/2023	2,865,868
Euro	4,489,776	United States Dollar	4,776,229	1/16/2024	(7,996)
United States Dollar	20,777,673	Euro	19,564,909	1/16/2024	(658)
CIBC World Markets Corp.
Euro	30,227,100	United States Dollar	32,191,341	1/16/2024	(89,547)
Hong Kong Dollar	106,647,995	United States Dollar	13,664,703	11/16/2023	(30,962)
United States Dollar	1,189,929	Hong Kong Dollar	9,303,982	11/16/2023	520
British Pound	2,603,482	United States Dollar	3,171,488	1/16/2024	(5,058)
Australian Dollar	6,774,977	United States Dollar	4,398,104	12/14/2023	(93,925)
United States Dollar	4,337,594	Australian Dollar	6,774,977	12/14/2023	33,415
Citigroup Global Markets Inc.
United States Dollar	16,034,508	South Korean Won	20,956,781,930	11/16/2023	504,239
British Pound	1,363,579	United States Dollar	1,661,015	1/16/2024	(2,591)
HSBC Securities (USA) Inc.
United States Dollar	45,612,050	Mexican Peso	789,895,813	11/16/2023	1,916,939
J.P. Morgan Securities LLC
United States Dollar	287,450,308	Euro	271,239,670	1/16/2024	(611,731)
RBS Securities, Inc.
British Pound	368,468	United States Dollar	447,061	1/16/2024	1,080
United States Dollar	318,640,422	British Pound	261,041,594	1/16/2024	1,154,052
Euro	712,903	United States Dollar	753,553	1/16/2024	3,564
United States Dollar	1,327,151	Euro	1,248,429	1/16/2024	1,294
United States Dollar	4,801,970	Swiss Franc	4,281,803	11/16/2023	86,584
State Street Bank and Trust Company
Euro	2,005,959	United States Dollar	2,129,893	1/16/2024	476

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
State Street Bank and Trust Company (continued)
United States Dollar	894,955	Euro	844,693	1/16/2024	(2,126)
Swiss Franc	1,697,859	United States Dollar	1,877,797	11/16/2023	(8,009)
United States Dollar	1,212,065	Swiss Franc	1,073,647	11/16/2023	29,698
Mexican Peso	789,895,813	United States Dollar	45,951,814	11/16/2023	(2,256,702)
British Pound	3,266,123	United States Dollar	3,985,228	1/16/2024	(12,875)
United States Dollar	11,603,820	Indonesian Rupiah	181,518,555,677	1/16/2024	183,284
South Korean Won	20,956,781,930	United States Dollar	15,917,349	11/16/2023	(387,080)
UBS Securities LLC
Swiss Franc	3,413,357	United States Dollar	3,900,257	11/16/2023	(141,257)
Gross Unrealized Appreciation					6,790,061
Gross Unrealized Depreciation					(3,650,517)

See notes to consolidated financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation ($)
Barclays NIM3 Index at maturity[1]	Fixed Coupon Rate of 0.60% Payable to Barclays Capital, Inc. at maturity	Barclays Capital, Inc.	11/30/23	64,504,042	8,001,576
Barclays NIF3 Index at maturity[1]	Fixed Coupon Rate of 0.60% Payable to Barclays Capital, Inc. at maturity	Barclays Capital, Inc.	12/1/23	67,894,619	10,075,133
Goldman Sachs Systematic Skew US Series 2S Excess Return Strategy at maturity	Fixed Coupon Rate of 0.00% Payable to Goldman Sachs & Co. LLC at maturity	Goldman Sachs & Co. LLC	2/28/25	89,325,347	2,373,172
Gross Unrealized Appreciation					20,449,881

1 Underlying reference is the Index which is a basket of underlying securities listed within Custom Basket Table. Payment to or from Counterparties is based on the underlying components of the Basket.

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF INVESTMENTS (continued)

Custom Basket
Underlying	Effective Date	Termination Date	Volatility Strike (%)	Vega Notional		Index (%)
Barclays NIF3 Index
S&P 500 Variance Swap	10/27/2023	11/3/2023	19.09	102,771	USD	100%
Barclays NIM3 Index
S&P 500 Variance Swap	10/30/2023	11/6/2023	18.55	134,857	USD	100%

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Consolidated Statement of Investments (including securities on loan, valued at $10,639,531)—Note 1(c):
Unaffiliated issuers	1,451,805,300	1,458,957,241
Affiliated issuers	37,395,640	37,395,640
Cash		185,180
Cash collateral held by broker—Note 4		83,613,232
Receivable for investment securities sold		71,876,431
Unrealized appreciation on over-the-counter swap agreements—Note 4		20,449,881
Dividends, interest and securities lending income receivable		7,057,221
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		6,790,061
Receivable for shares of Common Stock subscribed		3,373,266
Tax reclaim receivable—Note 1(b)		2,907,237
Prepaid expenses		131,114
		1,692,736,504
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,357,594
Cash overdraft due to Custodian denominated in foreign currency	4,632,925	4,620,852
Payable for investment securities purchased		25,576,298
Outstanding options written, at value (premiums received $17,768,297)—Note 4		14,347,460
Payable for shares of Common Stock redeemed		14,255,590
Liability for securities on loan—Note 1(c)		10,900,340
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		3,650,517
Payable for futures variation margin—Note 4		405,991
Directors’ fees and expenses payable		37,497
Interest payable—Note 2		18,722
Other accrued expenses		396,953
		75,567,814
Net Assets ($)		1,617,168,690
Composition of Net Assets ($):
Paid-in capital		1,813,492,181
Total distributable earnings (loss)		(196,323,491)
Net Assets ($)		1,617,168,690

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	34,135,356	19,737,380	1,034,484,425	528,811,529
Shares Outstanding	2,476,885	1,485,767	74,743,568	38,119,061
Net Asset Value Per Share ($)	13.78	13.28	13.84	13.87

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended October 31, 2023

Investment Income ($):
Income:
Interest (net of $65,441 foreign taxes withheld at source)	49,101,833
Dividends (net of $1,413,080 foreign taxes withheld at source):
Unaffiliated issuers	37,672,571
Affiliated issuers	4,938,830
Income from securities lending—Note 1(c)	195,381
Total Income	91,908,615
Expenses:
Management fee—Note 3(a)	19,633,386
Shareholder servicing costs—Note 3(c)	2,153,361
Subsidiary management fees—Note 3(a)	901,791
Custodian fees—Note 3(c)	345,072
Professional fees	281,247
Directors’ fees and expenses—Note 3(d)	223,994
Prospectus and shareholders’ reports	214,809
Distribution fees—Note 3(b)	196,156
Registration fees	109,622
Loan commitment fees—Note 2	50,433
Interest expense—Note 2	41,904
Chief Compliance Officer fees—Note 3(c)	20,135
Miscellaneous	160,815
Total Expenses	24,332,725
Less—reduction in expenses due to undertaking—Note 3(a)	(1,020,418)
Less—reduction in fees due to earnings credits—Note 3(c)	(7,371)
Net Expenses	23,304,936
Net Investment Income	68,603,679
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(5,500,967)
Net realized gain (loss) on futures	(178,775,394)
Net realized gain (loss) on options transactions	34,133,442
Net realized gain (loss) on forward foreign currency exchange contracts	(154,862,369)
Capital gain distributions on unaffiliated issuers	16,484
Net realized gain (loss) on foreign capital gains tax	(158,279)
Net Realized Gain (Loss)	(305,147,083)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	95,769,199
Net change in unrealized appreciation (depreciation) on futures	41,467,459
Net change in unrealized appreciation (depreciation) on options transactions	18,412,783
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	28,078,213
Net change in unrealized appreciation (depreciation) on swap agreements	20,449,881
Net change in unrealized appreciation (depreciation) on foreign capital gains tax	62,170
Net Change in Unrealized Appreciation (Depreciation)	204,239,705
Net Realized and Unrealized Gain (Loss) on Investments	(100,907,378)
Net (Decrease) in Net Assets Resulting from Operations	(32,303,699)

See notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
Operations ($):
Net investment income	68,603,679	36,994,457
Net realized gain (loss) on investments	(305,147,083)	309,302,361
Net change in unrealized appreciation (depreciation) on investments	204,239,705	(748,243,495)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,303,699)	(401,946,677)
Distributions ($):
Distributions to shareholders:
Class A	(4,931,732)	(1,127,100)
Class C	(2,434,550)	(323,421)
Class I	(209,226,542)	(44,698,030)
Class Y	(75,411,787)	(17,354,043)
Total Distributions	(292,004,611)	(63,502,594)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	14,102,843	27,034,005
Class C	1,073,354	5,592,727
Class I	426,763,945	1,271,023,808
Class Y	97,790,600	287,258,281
Distributions reinvested:
Class A	4,522,247	957,949
Class C	2,093,911	267,073
Class I	194,153,021	40,958,007
Class Y	27,974,458	7,030,103
Cost of shares redeemed:
Class A	(45,993,737)	(24,731,219)
Class C	(11,124,821)	(8,374,910)
Class I	(1,838,137,110)	(1,167,656,312)
Class Y	(444,161,146)	(254,893,681)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(1,570,942,435)	184,465,831
Total Increase (Decrease) in Net Assets	(1,895,250,745)	(280,983,440)
Net Assets ($):
Beginning of Period	3,512,419,435	3,793,402,875
End of Period	1,617,168,690	3,512,419,435

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2023	2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	963,142	1,620,821
Shares issued for distributions reinvested	310,594	55,086
Shares redeemed	(3,109,483)	(1,509,395)
Net Increase (Decrease) in Shares Outstanding	(1,835,747)	166,512
Class Ca,b
Shares sold	75,248	341,648
Shares issued for distributions reinvested	148,189	15,794
Shares redeemed	(791,638)	(530,218)
Net Increase (Decrease) in Shares Outstanding	(568,201)	(172,776)
Class Ia,b
Shares sold	28,742,314	76,268,845
Shares issued for distributions reinvested	13,298,152	2,348,510
Shares redeemed	(125,561,264)	(71,150,742)
Net Increase (Decrease) in Shares Outstanding	(83,520,798)	7,466,613
Class Ya
Shares sold	6,662,912	17,237,215
Shares issued for distributions reinvested	1,913,438	402,410
Shares redeemed	(30,000,029)	(15,327,315)
Net Increase (Decrease) in Shares Outstanding	(21,423,679)	2,312,310

[a]

During the period ended October 31, 2023, 574,542 Class Y shares representing $8,588,094 were exchanged for 575,714 Class I shares. During the period ended October 31, 2022, 1,072,396 Class Y shares representing $17,674,426 were exchanged for 1,074,431 Class I shares, 7,661 Class C shares representing $120,604 were exchanged for 7,393 Class I shares and 6,832 Class I shares representing $106,442 were exchanged for 6,863 Class A shares.

[b]	During the period ended October 31, 2022, 1,092 Class C shares representing $17,668 were automatically converted to 1,059 Class A shares.
See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s consolidated financial statements.

	Year Ended October 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.60	17.62	15.56	15.37	14.32
Investment Operations:
Net investment income[a]	.35	.13	.11	.17	.23
Net realized and unrealized gain (loss) on investments	(.82)	(1.89)	2.15	.35	1.29
Total from Investment Operations	(.47)	(1.76)	2.26	.52	1.52
Distributions:
Dividends from net investment income	(1.35)	(.26)	(.20)	(.33)	(.47)
Net asset value, end of period	13.78	15.60	17.62	15.56	15.37
Total Return (%)[b]	(3.39)	(10.16)	14.60	3.42	10.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16[c]	1.11[c]	1.15[c]	1.21	1.12
Ratio of net expenses to average net assets[d]	1.13[c]	1.09[c]	1.10[c]	1.12	1.11
Ratio of net investment income to average net assets	2.38[c]	.77[c]	.66[c]	1.11	1.59
Portfolio Turnover Rate	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	34,135	67,259	73,055	40,929	35,843

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.06	17.04	15.06	14.89	13.87
Investment Operations:
Net investment income (loss)[a]	.23	(.01)	(.02)	.05	.12
Net realized and unrealized gain (loss) on investments	(.78)	(1.83)	2.08	.33	1.26
Total from Investment Operations	(.55)	(1.84)	2.06	.38	1.38
Distributions:
Dividends from net investment income	(1.23)	(.14)	(.08)	(.21)	(.36)
Net asset value, end of period	13.28	15.06	17.04	15.06	14.89
Total Return (%)[b]	(4.17)	(10.84)	13.72	2.57	10.17
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94[c]	1.89[c]	1.93[c]	1.99	1.91
Ratio of net expenses to average net assets[d]	1.90[c]	1.87[c]	1.88[c]	1.90	1.90
Ratio of net investment income (loss) to average net assets	1.61[c]	(.03)[c]	(.12)[c]	.34	.84
Portfolio Turnover Rate	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	19,737	30,939	37,947	27,814	27,817

a Based on average shares outstanding.

b Exclusive of sales charge.

c Amounts do not include the expenses of the underlying funds.

d Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

	Year Ended October 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.67	17.69	15.62	15.42	14.36
Investment Operations:
Net investment income[a]	.38	.16	.15	.20	.27
Net realized and unrealized gain (loss) on investments	(.81)	(1.89)	2.15	.36	1.30
Total from Investment Operations	(.43)	(1.73)	2.30	.56	1.57
Distributions:
Dividends from net investment income	(1.40)	(.29)	(.23)	(.36)	(.51)
Net asset value, end of period	13.84	15.67	17.69	15.62	15.42
Total Return (%)	(3.17)	(9.97)	14.83	3.65	11.28
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.94[b]	.90[b]	.94[b]	1.00	.92
Ratio of net expenses to average net assets[c]	.90[b]	.88[b]	.89[b]	.90	.90
Ratio of net investment income to average net assets	2.60[b]	.97[b]	.86[b]	1.34	1.82
Portfolio Turnover Rate	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	1,034,484	2,479,355	2,667,773	1,939,181	1,560,814

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

c Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	15.70	17.73	15.64	15.45	14.39
Investment Operations:
Net investment income[a]	.40	.18	.17	.22	.29
Net realized and unrealized gain (loss) on investments	(.82)	(1.91)	2.16	.34	1.29
Total from Investment Operations	(.42)	(1.73)	2.33	.56	1.58
Distributions:
Dividends from net investment income	(1.41)	(.30)	(.24)	(.37)	(.52)
Net asset value, end of period	13.87	15.70	17.73	15.64	15.45
Total Return (%)	(3.12)	(9.87)	15.03	3.66	11.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84[b]	.81[b]	.84[b]	.89	.81
Ratio of net expenses to average net assets[c]	.81[b]	.79[b]	.79[b]	.81[c]	.80[c]
Ratio of net investment income to average net assets	2.71[b]	1.07[b]	.97[b]	1.44	1.92
Portfolio Turnover Rate	77.27	73.19	71.67	91.18	99.45
Net Assets, end of period ($ x 1,000)	528,812	934,867	1,014,628	877,533	1,259,436

a Based on average shares outstanding.

b Amounts do not include the expenses of the underlying funds.

c Reflected is the waiver of the Subsidiary management fee.

See notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Real Return Fund (the “fund”) is a separate diversified series of BNY Mellon Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

The fund may gain investment exposure to global commodity markets through investments in GRR Commodity Fund Ltd., (the “Subsidiary”), a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands. The Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of the fund. The Adviser serves as investment adviser for the Subsidiary, the Sub-Adviser serves as the Subsidiary’s sub-investment advisor and Citibank N.A. serves as the Subsidiary’s custodian. The financial statements have been consolidated and include the accounts of the fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the fund and the Subsidiary, comprising the entire issued share capital of the Subsidiary, with the intent that the fund will remain the sole shareholder and retain all rights. Under the Amended and Restated Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

profits or assets of the Subsidiary. The following summarizes the structure and relationship of the Subsidiary at October 31, 2023:

Subsidiary Activity
Consolidated Fund Net Assets ($)	1,617,168,690
Subsidiary Percentage of Fund Net Assets	.06%
Subsidiary Financial Statement Information ($)
Total Assets	1,022,720
Total Liabilities	28,372
Net Assets	994,348
Total Income	-
Total Expenses	925,621
Net Investment (Loss)	(925,621)
Net Realized Gain (Loss)	(3,144,850)
Net Change in Unrealized Appreciation (Depreciation)	23,334,525
Net Realized and Unrealized Gain (Loss) on Investments	20,189,675
Net Increase in Net Assets Resulting from Operations	19,264,054

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares. The fund is authorized to issue 550 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (45 million shares authorized), Class C (45 million shares authorized), Class I (255 million shares authorized) and Class Y (205 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s consolidated financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options, are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Swaps agreements are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2023 in valuing the fund’s investments:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Corporate Bonds	-	192,698,142		-	192,698,142
Equity Securities - Common Stocks	301,670,867	378,707,570	††	-	680,378,437
Exchange-Traded Funds	833,296	-		-	833,296
Foreign Governmental	-	139,381,885		-	139,381,885
Investment Companies	37,395,640	87,688,030	††	-	125,083,670
U.S. Treasury Securities	-	333,291,345		-	333,291,345
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	6,790,061		-	6,790,061
Futures†††	27,403	-		-	27,403
Options Purchased	24,686,106	-		-	24,686,106
Swap Agreements†††	-	20,449,881		-	20,449,881
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(3,650,517)		-	(3,650,517)
Futures†††	(6,919,780)	-		-	(6,919,780)
Options Written	(14,347,460)	-		-	(14,347,460)

† See Consolidated Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Consolidated Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Consolidated Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2023, if any, are disclosed in the fund’s Consolidated Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Consolidated Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2023, BNY Mellon earned $26,641 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Consolidated Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Consolidated Statement of Assets and Liabilities. As of October 31, 2023, the fund had securities on loan and the value of the related collateral received by the fund exceeded the value of the securities loaned by the fund. The value of the securities loaned by the fund, if any, are also disclosed in the Consolidated Statement of Assets and Liabilities and in the Consolidated Statement of Investments. The total amount of cash and non-cash securities lending collateral received is disclosed in the footnotes to the Consolidated Statement of Investments.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Subsidiary Risk: To the extent the fund invests in the subsidiary, the fund will be indirectly exposed to the risks associated with the subsidiary’s investments. The subsidiary principally invests in commodity-related instruments, including futures and options contracts, swap agreements and pooled investment vehicles that invest in commodities, and the fund's investment in the subsidiary is subject to the same risks that apply to similar investments if held directly by the fund. Changes in applicable laws governing the subsidiary could prevent the fund or the subsidiary from operating as described in the prospectus and could negatively affect the fund and its shareholders. There also may be federal income tax risks associated with the fund’s investment in the subsidiary.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Code. Therefore, the fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the fund in the current period nor carried forward to offset taxable income in future periods.

As of and during the period ended October 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Consolidated Statement of Operations. During the period ended October 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2023, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses $168,242,662 and unrealized depreciation $28,080,829.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2023. If not applied, the fund has

$161,958,147 of short-term capital losses and $6,255,568 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows: ordinary income $292,004,611 and $63,502,594, respectively.

During the period ended October 31, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment for Subpart F income from the subsidiary and net operating losses, the fund increased total distributable earnings (loss) by $63,737,895 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

During the period ended October 31, 2023, the fund was charged $41,904 for interest expense. These fees are included in Interest expense in the Statement of Operations. The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2023 was approximately $714,521 with a related weighted average annualized interest rate of 5.86%.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) The Adviser has entered into separate management agreements with the fund and the Subsidiary pursuant to which the Adviser receives a management fee computed at the annual rate of .75% of the value of the average daily net assets of each of the fund and the Subsidiary which is payable monthly. In addition, the Adviser has contractually agreed for so long as the fund invests in the Subsidiary, to waive the management fee it receives from the fund in an amount equal to the management fee paid to the Adviser by the Subsidiary. The reduction in expenses, pursuant to the undertaking, amounted to $901,791 during the period ended October 31, 2023.

The Adviser has also contractually agreed, from November 1, 2022 through March 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. On or after March 1, 2024, the Adviser may terminate this expense limitation agreement at any time. Because “acquired fund fees and expenses” are incurred indirectly by the fund, as a result of its investments in underlying funds, such fees and expenses are not included in the expense limitation. The reduction in expenses, pursuant to the undertaking, amounted to $118,627 during the period ended October 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and Sub-Adviser, the Adviser pays Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

During the period ended October 31, 2023, the Distributor retained $3,478 from commissions earned on sales of the fund’s Class A shares and $1,782 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2023, Class C shares were charged $196,156 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2023, Class A and Class C shares were charged $120,467 and $63,385, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Consolidated Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Consolidated Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2023, the fund was charged $11,721 for transfer agency services. These fees are included in Shareholder servicing costs in the Consolidated Statement of Operations. These fees were partially offset by earnings credits of $7,371.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2023, the fund was charged $345,072 pursuant to the custody agreement.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2023, the fund was charged $20,135 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Consolidated Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Consolidated Statement of Assets and Liabilities consist of: management fee of $1,119,349, Subsidiary management fee of $9,289, Distribution Plan fees of $12,971, Shareholder Services Plan fees of $11,926, Custodian fees of $205,191, Chief Compliance Officer fees of $6,291 and Transfer Agent fees of $1,866, which are offset against an expense reimbursement currently in effect in the amount of $9,289.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swaps agreements, during the period ended October 31, 2023, amounted to $1,710,134,085 and $3,510,847,619, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. Rule 18f-4 under the Act regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity risk and interest risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Consolidated Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Consolidated Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2023 are set forth in the Consolidated Statement of Investment.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities risk and interest rate risk or as a substitute for an investment. The fund is subject to market risk and interest rate risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Consolidated Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options purchased and written open at October 31, 2023 are set forth in the Consolidated Statements of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Consolidated Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2023 are set forth in the Consolidated Statement of Investment.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Consolidated Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Consolidated Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Consolidated Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments. Total return swaps open at October 31, 2023 are set forth in the Consolidated Statement of Investments.

The following tables show the fund’s exposure to different types of market risk as it relates to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, respectively.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of October 31, 2023 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	-		Interest rate risk	(6,919,780)	[1]
Equity risk	45,163,390	[1,2,3]	Equity risk	(14,347,460)	[4]
Foreign exchange risk	6,790,061	[5]	Foreign exchange risk	(3,650,517)	[5]
Gross fair value of derivative contracts	51,953,451			(24,917,757)

Consolidated Statement of Assets and Liabilities location:
[1]

Includes cumulative appreciation (depreciation) on futures as reported in the
Consolidated Statement of Investments, but only the unpaid variation margin is reported in the Consolidated Statement of Assets and Liabilities.

[2]			Unrealized appreciation (depreciation) on swap agreements.
[3]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]			Outstanding options written, at value.
[5]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Consolidated Statement of Operations during the period ended October 31, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures[1]	Options Transactions[2]	Forward Contracts[3]	Swap Agreements	Total
Interest rate	(4,598,376)	2,040,927	-	-	(2,557,449)
Equity	(174,177,018)	32,092,515	-	-	(142,084,503)
Foreign exchange	-	-	(154,862,369)	-	(154,862,369)
Total	(178,775,394)	34,133,442	(154,862,369)	-	(299,504,321)

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures[4]	Options Transactions[5]	Forward Contracts[6]	Swap Agreements[7]	Total
Interest rate	9,325,394	-	-	-	9,325,394
Equity	32,142,065	18,412,783	-	20,449,881	71,004,729
Foreign exchange	-	-	28,078,213	-	28,078,213
Total	41,467,459	18,412,783	28,078,213	20,449,881	108,408,336
Consolidated Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]					Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net change in unrealized appreciation (depreciation) on futures.
[5]	Net change in unrealized appreciation (depreciation) on options transactions.
[6]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[7]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Consolidated Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Consolidated Statement of Assets and Liabilities.

At October 31, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	27,403	(6,919,780)
Options	24,686,106	(14,347,460)
Forward contracts	6,790,061	(3,650,517)
Swaps	20,449,881	-
Total gross amount of derivative
assets and liabilities in the
Consolidated Statement of Assets and Liabilities	51,953,451	(24,917,757)
Derivatives not subject to
Master Agreements	(24,713,509)	21,267,240
Total gross amount of assets and
liabilities subject to Master Agreements	27,239,942	(3,650,517)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2023:

			Financial
			Instruments
	Gross		and Derivatives			Net
	Amount of		Available	Collateral		Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital, Inc.	20,951,625		(8,654)	(19,770,000)		1,172,971
CIBC World Markets Corp.	33,935		(33,935)	-		-
Citigroup Global Markets Inc.	504,239		(2,591)	(500,000)		1,648
Goldman Sachs & Co. LLC	2,373,172		-	(2,170,000)		203,172
HSBC Securities (USA) Inc.	1,916,939		-	(1,916,939)		-
RBS Securities, Inc.	1,246,574		-	(1,246,574)		-
State Street Bank and Trust Company	213,458		(213,458)	-		-
Total	27,239,942		(258,638)	(25,603,513)		1,377,791

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
	Gross		and Derivatives			Net
	Amount of		Available	Collateral		Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital, Inc.	(8,654)		8,654	-		-
CIBC World Markets Corp.	(219,492)		33,935	100,000		(85,557)
Citigroup Global Markets Inc.	(2,591)		2,591	-		-
J.P. Morgan Securities LLC	(611,731)		-	500,000		(111,731)
State Street Bank and Trust Company	(2,666,792)		213,458	2,453,334		-
UBS Securities LLC	(141,257)		-	141,257		-
Total	(3,650,517)		258,638	3,194,591		(197,288)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Consolidated Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following table summarizes the average market value of derivatives outstanding during the period ended October 31, 2023:

Average Market Value ($)
Equity futures	675,347,884
Equity options contracts	40,366,561
Interest rate futures	331,146,730
Interest rate options contracts	675,593
Forward contracts	1,824,535,441

The following table summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2023:

Average Notional Value ($)
Equity total return swap agreements	160,729,150

At October 31, 2023, the cost of investments for federal income tax purposes was $1,548,482,480; accordingly, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $27,816,453, consisting of $131,118,393 gross unrealized appreciation and $158,934,846 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Global Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of BNY Mellon Global Real Return Fund (the “Fund”) (one of the funds constituting BNY Mellon Advantage Funds, Inc. (the “Company”)), including the consolidated statement of investments, as of October 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting BNY Mellon Advantage Funds, Inc.) at October 31, 2023, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 22, 2023

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports 4.33% of the ordinary dividends paid during the fiscal year ended October 31, 2023 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2023, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $37,763,482 represents the maximum amount that may be considered qualified dividend income.

PROXY RESULTS (Unaudited)

A special meeting of the Company’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Authority Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	165,556,384	2,001,769
Michael D. DiLecce	165,574,410	1,983,742
Gina D. France	165,046,263	2,511,889
Joan L. Gulley	164,763,074	2,795,079
Nathan Leventhal	165,032,642	2,525,511

† Each Board Member’s term to commence January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Company. Mses. France and Gulley currently are Board Members of the Company, but have not been previously elected by shareholders.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (60)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)

Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Global Real Return Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DRRAX Class C: DRRCX Class I: DRRIX Class Y: DRRYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6278AR1023

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Gina D. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $204,495 in 2022 and $159,166 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $57,466 in 2022 and $50,204 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $17,631 in 2022 and $12,868 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $28,369 in 2022 and $21,632 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $405 in 2022 and $375 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,189,735 in 2022 and $1,779,328 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Advantage Funds, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 19, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: December 19, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: December 19, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)